UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24034

Calamos Aksia Private Equity And Alternatives Fund

(Exact name of Registrant as specified in charter)

2020 Calamos Court, Naperville, Illinois 60563-2787

(Address of principal executive offices) (zip code)

Stephen Atkins, Treasurer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)

Copy to:

Erik D. Ojala Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563

Maya Fishman, Esq. Aksia LLC 599 Lexington Avenue, 37th Floor New York, NY 10022

Joshua B. Deringer, Esq. Joshua M. Lindauer, Esq. Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103

Registrant’s telephone number, including area code: (630) 245-7200

Date of fiscal year end: June 30

Date of reporting period: July 1, 2025 through June 30, 2026

ITEM 1(a). REPORT TO SHAREHOLDERS.

Calamos Aksia
Private Equity and
Alternatives Fund

ANNUAL REPORT JUNE 30, 2026

JOHN KOUDOUNIS

President and Chief Executive Officer,
Calamos Investments

Chairman, Calamos Aksia Funds

Dear Fellow Shareholder:

Calamos and Aksia: A Powerful, Proven Partnership

Since the founding of Calamos in the 1970s, we’ve harnessed alternatives seeking to generate alpha and income while managing risk—a discipline that led us to partner with Aksia LLC (“Aksia”), a global leader in alternative investments, to launch three innovative funds focused on private equity, private credit, and hedge funds.

Aksia’s private equity expertise complements our liquidity management capabilities, a combination designed to deliver a differentiated, evergreen private equity solution for investors through Calamos Aksia Private Equity and Alternatives Fund (“CAPVX”). We believe that CAPVX’s focus on small and middle market co-investments and smaller, specialized secondaries has demonstrated an ability to generate a strong return profile, delivering an annualized return of 28.6% for Class I Shares since inception through June 30, 2026.1

Similarly, our Calamos Aksia Alternative Credit and Income Fund (“CAPIX”) provides investors an attractive yield and lower correlation to traditional bond and equity assets by spanning the global private credit universe.

The Calamos Aksia Hedged Strategies Fund (“HEDGX”) brings together Aksia’s hedge fund expertise and our strength in managing liquid alternatives. The Fund seeks low beta through a curated portfolio of hedge funds designed to perform across different market environments. Despite a turbulent year, the Fund provided investors with capital appreciation while maintaining low sensitivity to equity market volatility.

Looking ahead, our view is that macro volatility and elevated dispersion should serve as tailwinds for all the funds—rewarding the disciplined, selective approach that defines our partnership.

In one year, CAPVX has surpassed $400 million in AUM, CAPIX $1.2 billion in AUM, and our newest offering HEDGX is gaining momentum—milestones that reflect the trust you have placed in us. Everyone at Calamos and Aksia remains committed to earning your confidence and helping you achieve your long-term goals.

Sincerely,

John Koudounis

President and Chief Executive Officer, Calamos Investments
Chairman, Calamos Aksia Funds

1
Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns greater than 12 months are annualized.

Introducing a differentiated private equity evergreen fund.

Calamos Advisors LLC, a leader in liquid alternatives, and Aksia LLC, a global leader in alternative investments, have joined forces to offer the Calamos Aksia Private Equity and Alternatives Fund (“CAPVX”)—an institutional-style private equity solution that seeks to provide long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in private equity investments and alternative investments.

Pursuing  a unique opportunity in private equity

Institutional Access: Provides exposure to the private equity asset class by leveraging Aksia’s global coverage, leading manager relationships, and deal flow

Open Architecture: Aksia’s open-architecture sourcing model enables access to a wide range of high-quality managers and opportunities across the private equity landscape

Focused on the Alpha in Private Equity: Seeks to invest across the full spectrum of private equity—buyouts, growth equity, and venture capital—with a core focus on small and middle market co-investments and small/specialized secondaries, segments Aksia believes can generate outperformance

Interval Fund Convenience: Encompasses point-and-click daily subscriptions, no accredited investor requirement, and semi-annual liquidity

Liquidity Management Capabilities: Actively managed liquidity supports repurchase needs and working capital, while maintaining substantial exposure to private equity opportunities

Long-Term Capital Appreciation: Targets attractive total returns through equity ownership in private companies diversified by investment type, strategy, and geography

The opinions referenced are as of the date of the publication, are subject to change due to changes in the market or economic conditions, and may not necessarily come to pass. The information contained herein is for informational purposes only and should not be considered investment advice. See the Fund’s Prospectus for more detailed information.

Investment Team Discussion (Unaudited)

Fund Commentary

The Calamos Aksia Private Equity and Alternatives Fund (“CAPVX” or the “Fund”) delivered strong performance for the fiscal year ended June 30, 2026 (the “Period”), generating a 20.9% net return for Class I Shares at net asset value over the trailing one-year period and a 28.6% net annualized return since the Fund’s inception on September 20, 2024. Since inception1, the Fund has outperformed the MSCI World Index (Net) by 10.7%. Unrealized gains on investments totaled approximately $53.4 million for the period ended June 30, 2026, and were the primary driver of the Fund’s total return. The Fund’s liquidity sleeve is designed to maintain ready access to capital for both investments and repurchases while generating returns above traditional cash equivalents. Approximately half of the sleeve is targeted to be held in cash and cash-like equivalents for immediate liquidity, with the remainder allocated to structured outcome investments using options-based strategies to generate incremental returns while awaiting deployment.

As of June 30, 2026, CAPVX held 75 private equity investments across 43 unique managers. The private equity portfolio had 39% of fair market value invested in LP-led secondaries, 24% in GP-led secondaries, 26% in co-investments, and 11% in primaries. The Fund’s portfolio is centered on secondaries and co-investments, which we believe provide complementary exposure to private equity markets and are investments where Aksia has meaningful sourcing and information advantages.

Over time, we expect secondaries and co-investments to represent 40% to 60% and 30% to 50% of the portfolio, respectively, with primary funds comprising a smaller 5% to 15% allocation of the portfolio. The current overweight to secondaries is intentional, reflecting the diversification, j-curve mitigation2, and liquidity benefits they can provide early in the Fund’s life. As the Fund continues to mature and vintage year becomes more diversified, we expect to strategically increase co-investment exposure towards the upper end of the long-term targeted range.

This portfolio construction is paired with a deliberate emphasis on co-investments in small and middle market companies, with approximately 70% of co-investment fair market value invested in that segment. We believe small and middle market buyout companies offer an especially attractive opportunity set, supported by lower purchase multiples, less leverage use, greater opportunity for operational value creation, and increased potential for outperformance. Similarly, 100% of secondary fair market value was invested in small and specialized transactions, where we believe a less efficient market can support more attractive pricing and returns.

The portfolio remains well aligned with its targeted strategy and geographic exposure. By strategy, the portfolio was composed of 79% buyouts, 17% growth equity and venture capital, and 4% other strategies. The Fund is anchored by buyout investments, complemented by meaningful exposure to growth equity and venture capital, including select investments in high-profile, AI-driven companies. Geographically, the portfolio remains focused on North America, Europe and Global, which represented 68%, 12% and 19% of the portfolio, respectively, as of June 30, 2026.

Deal Origination

Strong deal origination continued to support investment activity over the Period. Over the trailing twelve months ended June 30, 2026, Aksia’s Private Equity Team sourced more than $270 billion of

Investment Team Discussion (Unaudited)

aggregate private equity deal flow across 1,075 co-investment and secondaries opportunities. This marked the eighth consecutive quarter of LTM3 deal flow growth across both co-investments and secondaries. At the same time, the team remained highly selective, approving less than 5% of the opportunities reviewed over the period.

Market Commentary

As we look ahead to the next 12 months, we remain optimistic about the private equity opportunity set. While AI continues to dominate both public and private market narratives, we believe private equity offers compelling opportunities across a broader set of themes and business models, including:

•
Infrastructure Maintenance: Non-discretionary service providers in fragmented markets that benefit from aging infrastructure, deferred maintenance backlogs, and regulatory requirements.
•
Industrial Services: Outsourced inspection, maintenance, repair, and field services supporting uptime, compliance, and mission-critical operations.
•
Aerospace & Defense: Structural and cyclical demand from commercial and government buyers—reinforced by shifting government priorities and geopolitical tensions—supports a robust outlook, while long-term contract visibility and aging fleets requiring mission-critical after market service create openings for innovative firms to compete with and displace incumbents.
•
Healthcare Efficiency: Healthcare needs to lower unnecessary administrative costs, improve outcomes, and expand access—all at once. We believe technologies that help providers and payors operate more efficiently benefit from recurring demand and a rapidly growing large market.
•
Consumer Essentials: Non-discretionary categories such as personal care and recurring services, with resilient demand, recurring revenue, and pricing power.

Importantly, our view is that private equity, particularly in the small and middle market, offers differentiated access to structural themes beyond AI, often through category leaders rather than larger, more diversified public market beneficiaries. Many of these private equity-backed businesses are growth engines within their markets, allowing investors to participate further along the value creation curve and, in many cases, at more attractive entry multiples than those available in public markets.

We look forward to an exciting and dynamic year ahead in private equity. We greatly appreciate the continued support of our investors and their interest in the Fund.

Sincerely,

Calamos and Aksia

The Fund commenced operations on July 1, 2025, and since inception performance includes performance of the predecessor fund.
2
Refers to reducing the early-period dip in returns typically experienced by private capital funds (the “J-curve”).
3
LTM refers to “Last Twelve Months” (also known as trailing twelve months), a rolling 12-month period ending on the date specified, used to measure activity over the most recent year rather than a fixed calendar or fiscal year.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Additional Information About the Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE PERIOD SINCE INCEPTION 9/20/24 THROUGH 6/30/26

AVERAGE ANNUAL TOTAL RETURN† AS OF 6/30/26*

1 YEAR	SINCE INCEPTION (9/20/24)**
Calamos Aksia Private Equity and Alternatives Fund – Class A	20.70%	28.31%
Calamos Aksia Private Equity and Alternatives Fund – Class A (with Load)	16.48%	25.77%
Calamos Aksia Private Equity and Alternatives Fund – Class C	19.80%	27.36%
Calamos Aksia Private Equity and Alternatives Fund – Class C (with Load)	18.80%	27.36%
Calamos Aksia Private Equity and Alternatives Fund – Class I***	20.94%	28.59%
Calamos Aksia Private Equity and Alternatives Fund – Class M	20.10%	27.68%
MSCI World Index (Net)	21.34%	17.86%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (866) 363‑9219.

Simultaneous with the Fund’s Commencement of Operations, Calamos Aksia Private Equity LP, a Delaware limited partnership (the “Predecessor Fund”), reorganized with and into the Fund (the “Fund Conversion”). The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were in all material respects equivalent to those of the Fund at the time of the Fund Conversion. The Predecessor Fund was managed by the same Advisor, Sub-Advisor and portfolio managers as the Fund. The Predecessor Fund commenced operations on September 20, 2024. The performance quoted above for the period since inception until close of business on June 30, 2025 is that of the Predecessor Fund and is adjusted to reflect the Fund’s estimated expenses of Class A, C, I and M Shares (with the exception of estimated Acquired Fund Fees and Expenses, the effect of which is already incorporated into the performance of the Predecessor Fund), the Fund’s Expense Limitation Agreement that is in effect for its first three years as a registered investment company, and timing of recording and reporting its investments’ practical expedient valuations to be in accordance with the expected valuation procedures of the Fund. The performance returns of the Predecessor Fund are unaudited and are calculated by the Advisor on a total return basis. If the effect of the Fund’s Expense Limitation Agreement was not reflected in the Predecessor Fund’s returns shown above, the returns would be lower. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund, was not registered under the Investment Company Act of 1940 (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance. The performance for the period from July 1, 2025 through June 30, 2026 is that of the Fund. The Fund Conversion itself was treated as a non-taxable contribution by the Predecessor Fund of limited partner interest to the Fund in exchange for shares of the interval fund, followed by a non-taxable liquidation of the Fund. Past performance is no indication of future returns.

†
Average annual total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.50% for Class A shares. Returns for Class C shares have been adjusted for the 1.00% contingent deferred sales charge on shares redeemed during the first 12 months after purchase.
*
The returns reflect the actual performance for the period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (“GAAP”).
**
The Predecessor Fund reorganized with and transferred substantially all of its assets into the Fund through a reorganization that was finalized at the close of business on June 30, 2025. The Predecessor Fund commenced operations as of the open of business on September 20, 2024. See Note 1 in the accompanying notes to the consolidated financial statements.
***
Minimum initial investment is $1,000,000.

The Expense Limitation and Reimbursement Agreement is in effect for a three-year period from April 30, 2025, the effective date of the Expense Limitation and Reimbursement Agreement (“Initial Term”).

Additional Information About the Fund (Unaudited)

Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The MSCI World Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

Unmanaged index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Consolidated Schedule of Investments As of June 30, 2026

DESCRIPTION OF INVESTMENT	INVESTMENT STRATEGY	INITIAL ACQUISITION DATE(11)	SHARES	COST	FAIR VALUE
INVESTMENTS IN PRIVATE EQUITY INVESTMENTS: (94.7%)
CO-INVESTMENTS (24.9%)
Europe (6.8%)
Lapis Investors LP(1)(2)(5)(7)(8)(12)	Buyouts	12/23/2025	N/A	$4,624,062	$4,678,729
OEP IX Project Anvil Co-Investment Partners, L.P.(1)(2)(5)(7)(12)	Buyouts	05/14/2026	N/A	7,042,000	6,987,330
PSC Tiger LP(1)(2)(4)(5)(7)(8)(10)(12)	Buyouts	10/31/2024	N/A	4,357,915	5,635,900
Stellex Jade Co-Invest LP(1)(2)(5)(7)(12)	Buyouts	12/23/2025	N/A	6,203,704	6,215,664
Tracer Investors Co-Invest LP(1)(2)(5)(7)(8)(12)	Buyouts	11/25/2025	N/A	5,769,136	5,863,224
Total Europe				27,996,817	29,380,847
North America (18.1%)
CD&R Raven Co-Investor, L.P.(1)(2)(5)(7)(8)(10)(12)	Buyouts	10/23/2024	N/A	1,763,298	2,282,967
Einstein 2026, L.P.(1)(2)(5)(7)(12)	Buyouts	03/04/2026	N/A	7,000,000	9,523,747
Frazier & Deeter Advisory Holdco, LLC (Class A Units)(1)(3)(6)(7)(10)(12)	Growth Equity	05/02/2025	4,825	4,845,764	5,270,542
GM Services Parent, LLC (Common Units)(1)(3)(6)(7)(12)	Buyouts	12/05/2025	4,285,714	6,030,804	10,272,975
GNX HBS Holdings, LLC (Class A Units)(1)(6)(7)(12)	Buyouts	12/30/2025	7,000	7,018,156	12,268,902
H.I.G. Starlite-B Co-Investment, L.P.(1)(2)(5)(7)(8)(10)(12)	Buyouts	03/13/2025	N/A	4,872,590	4,558,368
HP Prestige Co-Invest Blocker
Aggregator, LP(1)(5)(6)(7)(12)	Buyouts	07/31/2025	N/A	5,027,812	5,017,954
LH Equity Investors, L.P.(1)(2)(5)(7)(12)	Buyouts	09/02/2025	N/A	5,789,317	8,048,721
OEP IX Brown & Root Co-Investment
Partners, L.P.(1)(2)(5)(7)(12)	Buyouts	02/13/2026	N/A	7,071,267	7,012,037
Reroof Partners SPV LLC (Class A Units)(1)(2)(7)(10)(12)	Buyouts	11/22/2024	47,387	4,763,244	4,105,977
Searchlight Capital IV LEAF
Co-Invest Partners, L.P.(1)(2)(5)(7)(10)(12)	Buyouts	11/22/2024	N/A	3,750,765	9,724,885
Total North America				57,933,017	78,087,075
Total Co-investments (24.9%)				85,929,834	107,467,922
Primary Investments (10.8%)
Europe (0.9%)
PSC V (B), SCSp(1)(2)(4)(5)(7)(8)(10)(12)	Buyouts	12/12/2024	N/A	3,345,262	4,035,579
Total Europe				3,345,262	4,035,579
North America (9.9%)
Broadwing Capital Fund I LP(2)(5)(7)(8)(10)(12)	Buyouts	11/20/2024	N/A	7,377,480	10,138,686
Citation Fund I-A LP(2)(5)(7)(8)(12)	Buyouts	01/30/2026	N/A	4,462,745	5,220,616
D1 Private Fund Offshore LP(1)(2)(5)(7)(8)(12)	Growth Equity	03/27/2026	N/A	5,700,535	9,504,587
GenNx360 Capital Partners IV, L.P.(2)(5)(7)(8)(12)	Buyouts	02/20/2026	N/A	1,382,952	2,411,452
Leeds Equity Partners VIII-A, L.P.(2)(5)(7)(8)(10)(12)	Buyouts	01/23/2025	N/A	220,027	146,276
Monogram Capital Partners III PV, L.P.(1)(2)(5)(7)(8)(12)	Buyouts	09/30/2025	N/A	1,840,148	2,123,434
OceanSound Partners Fund II (A), LP(1)(2)(5)(7)(8)(10)	Buyouts	09/27/2024	N/A	4,064,162	5,371,535
Springcoast Partners I-A, L.P.(1)(2)(5)(7)(8)(12)	Other	12/22/2025	N/A	6,553,946	7,738,404
Total North America				31,601,995	42,654,990
Total Primary Investments (10.8%)				34,947,257	46,690,569
Secondary Investments (59.0%)
Asia (0.0%)
Carlyle MENA Partners, L.P.(1)(2)(3)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	102,762	179,584
Total Asia				102,762	179,584

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of June 30, 2026

DESCRIPTION OF INVESTMENT	INVESTMENT STRATEGY	INITIAL ACQUISITION DATE(11)	SHARES	COST	FAIR VALUE
Europe (4.3%)
Carlyle Europe Partners III, L.P.(1)(2)(3)(4)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	$4,408	$8,259
Carlyle Europe Technology Partners IV, S.C.Sp.(1)(2)(3)(4)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	1,271,523	1,471,013
Corsair Riva Munich Co-Investment, L.P.(1)(2)(4)(5)(7)(10)(12)	Buyouts	12/20/2024	N/A	5,310,047	9,168,552
Overbay Capital Partners 2023
Fund Aggregator (AIV V) LP(1)(2)(3)(4)(5)(7)(8)(10)(12)	Buyouts	09/20/2024	N/A	5,543,672	8,027,730
Total Europe				12,129,650	18,675,554
North America (35.2%)
Blue Wolf Capital Fund IV, L.P.(1)(2)(3)(5)(7)(8)(10)(12)	Buyouts	12/31/2024	N/A	2,272,434	4,031,811
Brentwood Associates Private
Equity VI, L.P.(1)(2)(3)(5)(7)(8)(10)(12)	Buyouts	12/31/2024	N/A	1,825,568	2,711,068
Carlyle Partners V, L.P.(1)(2)(3)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	177,296	269,785
Carlyle Partners VI, L.P.(1)(2)(3)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	410,488	673,093
Carlyle Partners VII, L.P.(2)(3)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	11,366,681	12,002,883
Carlyle U.S. Equity Opportunity Fund II, L.P.(1)(2)(3)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	2,140,781	2,605,053
Carlyle U.S. Equity Opportunity Fund, L.P.(1)(2)(3)(5)(7)(8)(12)	Buyouts	04/01/2026	N/A	9,308	13,070
CF24XB SCSp(1)(2)(5)(7)(12)	Buyouts	09/05/2025	N/A	6,031,620	6,399,315
Charlesbank Equity Fund IX, Limited Partnership(1)(2)(3)(5)(7)(8)(12)	Buyouts	01/01/2026	N/A	3,973,864	4,774,464
Charlesbank Fund IX Overage Program(1)(2)(3)(5)(7)(8)(12)	Buyouts	01/01/2026	N/A	2,635,582	3,035,069
CIP IX Co-Investment Vehicle 2, L.P.(1)(2)(5)(7)(8)(10)	Buyouts	03/13/2025	N/A	3,303,833	4,294,400
CutisPharma Upper Intermediate Holdings, Inc.
(Series A Preferred Stock)(1)(6)(7)(12)	Buyouts	03/06/2026	465	484,107	755,549
Dunes Point Capital Fund II-A, L.P.(1)(2)(3)(5)(7)(8)(12)	Buyouts	03/31/2026	N/A	1,704,743	2,773,067
EAG Holdings, L.P.(1)(2)(5)(7)(8)(12)	Buyouts	03/14/2026	N/A	2,796,575	2,966,849
Golden Acquisition Fund-C LP(1)(2)(5)(7)(8)(12)	Buyouts	10/24/2025	N/A	5,440,575	8,525,670
Graham Partners GKP
Continuation Fund, L.P.(1)(2)(5)(7)(8)(10)(12)	Buyouts	03/26/2025	N/A	3,215,160	2,911,973
GTCR Oak Fund LP(1)(2)(5)(7)(8)(12)	Buyouts	12/08/2025	N/A	5,933,503	6,876,609
Leeds Equity Partners VI, L.P.(1)(2)(3)(5)(7)(8)(10)(12)	Buyouts	12/31/2024	N/A	2,229,285	2,450,692
Leeds Equity Partners VII-A, L.P.(1)(2)(3)(5)(7)(8)(10)(12)	Buyouts	12/31/2024	N/A	3,277,247	3,717,358
New Mountain WCO Continuation Feeder, L.P.(1)(2)(5)(7)(8)(12)	Buyouts	03/27/2026	N/A	3,244,550	3,258,317
Overbay 2025 Fund (US) LP(1)(2)(3)(5)(7)(8)(12)	Diversified	08/29/2025	N/A	3,518,074	4,588,681
Overbay Capital Partners 2024 Fund
Aggregator (AIV IX) LP(1)(2)(3)(5)(7)(8)(12)	Venture Capital	08/28/2025	N/A	3,120,878	5,230,255
QHP Sapphire SPV, L.P.(1)(2)(5)(7)(8)(12)	Buyouts	10/21/2025	N/A	5,750,753	7,088,824
Reverence Capital Partners Olympus CV LP(1)(2)(5)(7)(8)(12)	Buyouts	04/10/2026	N/A	6,017,220	6,079,744
Stone Point CV, L.P.(1)(2)(5)(7)(8)(12)	Buyouts	10/13/2025	N/A	2,903,433	3,380,540
TB Project Ledger, L.P.(1)(2)(5)(7)(8)(12)	Buyouts	03/14/2026	N/A	3,840,532	4,044,807
TB Project Ledger, L.P.(1)(2)(3)(5)(7)(8)(12)	Buyouts	03/14/2026	N/A	265,613	294,244
The Resolute Fund IV, L.P.(2)(3)(5)(7)(8)(10)(12)	Buyouts	12/31/2024	N/A	4,518,350	2,828,958
The Resolute III Continuation Fund, L.P.(2)(5)(7)(8)(10)(12)	Buyouts	09/20/2024	N/A	5,578,874	6,140,875
The Veritas Capital Fund VII, L.P.(1)(2)(3)(5)(7)(8)	Buyouts	03/31/2026	N/A	14,056,540	17,297,292
Vistria Agua CV (FT), LP(2)(5)(7)(8)(12)	Buyouts	09/30/2025	N/A	3,532,289	4,741,934
WestCap Strategic Operator Fund II Offshore, L.P.(2)(3)(5)(7)(8)(12)	Growth Equity	08/29/2025	N/A	9,973,712	14,945,388
Total North America				125,549,468	151,707,637

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of June 30, 2026

DESCRIPTION OF INVESTMENT	INVESTMENT STRATEGY	INITIAL ACQUISITION DATE(11)	SHARES	COST	FAIR VALUE
Global (19.5%)
Coller International Partners IX—C, SLP(1)(2)(5)(7)(8)(12)	Buyouts	12/15/2025	N/A	$3,566,555	$5,139,947
Crown Secondaries Special
Opportunities II B S.C.S.(1)(2)(5)(7)(8)(10)(12)	Buyouts	09/30/2024	N/A	815,302	1,020,870
Crown Secondaries Special
Opportunities II S.C.S.(1)(2)(5)(7)(8)(10)(12)	Buyouts	09/30/2024	N/A	2,151,037	2,641,992
General Atlantic Investment
Partners 2017, L.P.(2)(3)(5)(7)(8)(12)	Growth Equity	10/01/2025	N/A	10,698,737	11,881,202
General Atlantic Investment
Partners 2019, L.P.(2)(3)(5)(7)(8)(10)(12)	Growth Equity	04/01/2025	N/A	13,979,179	15,747,687
General Atlantic Investment
Partners 2021, L.P.(2)(3)(5)(7)(8)(12)	Growth Equity	10/01/2025	N/A	4,495,406	5,973,033
mcp Opportunity Secondary Program
V Feeder S.L.P.(2)(3)(4)(5)(7)(8)(12)	Buyouts	08/31/2025	N/A	15,911,737	17,489,360
Overbay Capital Partners 2023-B
Fund US LP(1)(2)(3)(5)(7)(10)(12)	Buyouts	06/14/2024	N/A	2,112,465	2,824,455
Overbay Capital Partners 2024
Fund Offshore LP(1)(2)(5)(7)(8)(10)(12)	Buyouts	12/31/2024	N/A	4,500,000	5,846,831
Sima Holdings (Offshore) LP
Common Equity (Class B)(1)(2)(5)(7)(8)(10)(12)	Buyouts	11/01/2024	N/A	2,500,685	2,583,586
Preferred Equity (Class A)(1)(2)(5)(7)(8)(10)(12)	Buyouts	11/01/2024	N/A	4,421,446	5,885,172
TowerBrook Investors V (OS), L.P.(2)(3)(5)(7)(8)(12)	Buyouts	09/30/2025	N/A	3,617,622	4,230,392
TowerBrook Structured
Opportunities Fund II (OS), L.P.(1)(2)(3)(5)(7)(8)(12)	Other	09/30/2025	N/A	1,727,999	2,189,325
Total Global				70,498,170	83,453,852
Total Secondary Investments (59.0%)				208,280,050	254,016,627
Total Investments in Private Equity Investments (94.7%)				329,157,141	408,175,118
PAR VALUE
Short-Term Investments (4.7%)
U.S. Treasury Bill
3.874% due 07/09/2026(9)(12)	$10,000,000	9,991,679	9,991,938
3.676% due 10/01/2026(9)(12)	5,000,000	4,954,588	4,952,365
3.722% due 04/15/2027(9)(12)	5,500,000	5,344,152	5,334,446
Total Short-Term Investments (4.7%)		20,290,419	20,278,749
Total Investments (99.4%)		349,447,560	428,453,867
Other Assets in Excess of Liabilities (0.6%)			2,796,581
Net Assets (100.0%)			$431,250,448
(1)
Non-income producing.
(2)
Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 10 for respective investment categories, unfunded commitments and redemptive restrictions.
(3)
All of this investment is held by a wholly-owned subsidiary (See Note 1).
(4)
Foreign securities entered into in foreign currencies are converted to U.S. dollars using period end spot rates.
(5)
Private Equity Investments do not issue shares or units.
(6)
Level 3 securities fair valued under procedures established by the Advisor, representing 7.8% of net assets. The total value of these securities is $33,585,922.
(7)
Investment restricted for resale. The total value of these investments is $408,175,118, which represents 94.7% of net assets.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of June 30, 2026

(8)
Investment has been committed to but has not been fully funded by the Fund. The Fund has unfunded commitments to the indicated investment as of June 30, 2026. Total unfunded commitments amount to $83,546,457 as of June 30, 2026 (See Note 10).
(9)
Discount rate at the time of purchase.
(10)
Investment transferred in-kind from the Predecessor Fund (as defined in Note 1).
(11)
Initial Acquisition Date represents the commitment date. Acquisitions prior to July 1, 2025 reflect acquisitions by the Predecessor Fund (as defined in Note 1). See Note 1 for additional information.
(12)
These assets are pledged as collateral under the Fund’s or the Fund’s consolidated subsidiaries’ Secured Credit Facility and, as a result, are not directly available to the creditors of the Fund to satisfy any obligations of the Fund other than the obligations under the Secured Credit Facility.

On June 30, 2026, the Fund had outstanding options contracts as follows:

DESCRIPTION	NUMBER OF CONTRACTS		NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE		PREMIUM		VALUE
EXCHANGE-TRADED PURCHASED OPTIONS (0.4%)
Call Options
iShares Russell 2000 ETF		204		$6,129,180	246	09/30/2026		$496,540	$1,172,184
iShares Russell 2000 ETF		192		5,768,640	275	03/31/2027	546,865		812,448
TOTAL EXCHANGE-TRADED PURCHASED OPTIONS								$1,043,405	$1,984,632
EXCHANGE-TRADED WRITTEN OPTIONS (‑0.3%)
Call Options
iShares Russell 2000 ETF		(204)		$(6,129,180)	262	09/30/2026		$(334,352)	$(859,860)
iShares Russell 2000 ETF		(192)		(5,768,640)	295	03/31/2027	(354,081)		(560,544)
TOTAL EXCHANGE-TRADED WRITTEN OPTIONS								$(688,433)	$(1,420,404)
SUMMARY OF INVESTMENTS BY SECURITY TYPE	PERCENT OF TOTAL NET ASSETS
Co-investments	24.9%
Primary Investments	10.8%
Secondary Investments	59.0%
Short-Term Investments	4.7%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities June 30, 2026

ASSETS
Investments, at fair value (cost $349,447,560)	$428,453,867
Cash	14,435,358
Options purchased, at value (premium $1,043,405)	1,984,632
Receivables:
Fund shares sold	1,192,290
Interest	30,932
Prepaid expenses	86,138
Total assets	446,183,217
LIABILITIES
Options written, at value (premium $688,433)	1,420,404
Payables:
Secured credit facility, net (Note 2)	9,880,412
Deferred tax liability (Note 2)	1,677,832
Due to Advisor	484,467
Equalization interest on subsequent close of Private Equity Investments (Note 2)	264,956
Commitment fees and interest on secured credit facility (Note 2)	171,354
Offering costs (Note 3)	51,974
Distribution fees (Note 3)	59
Other accounts payable and accrued liabilities	981,311
Total liabilities	14,932,769
Commitments and contingencies (Note 2)
NET ASSETS	$431,250,448
COMPOSITION OF NET ASSETS
Paid in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$352,624,659
Accumulated distributable earnings	78,625,789
NET ASSETS	$431,250,448

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities June 30, 2026 (Continued)

MAXIMUM OFFERING PRICE PER SHARE
Class A:
Net assets applicable to shares outstanding	$35,967
Shares of beneficial interest issued and outstanding	3,000
Net asset value, offering and redemption price per share	$11.99
Maximum sales charge (3.50% of offering price)*	$0.43
Maximum offer price to public	$12.42
Class C:
Net assets applicable to shares outstanding	$35,703
Shares of beneficial interest issued and outstanding	3,000
Net asset value, offering and redemption price per share	$11.90
Class I:
Net assets applicable to shares outstanding	$431,142,986
Shares of beneficial interest issued and outstanding	35,910,909
Net asset value, offering and redemption price per share	$12.01
Class M:
Net assets applicable to shares outstanding	$35,792
Shares of beneficial interest issued and outstanding	3,000
Net asset value, offering and redemption price per share	$11.93
*
Investors in Class A Shares may be charged a front-end sales load of up to 3.50% of the investor’s gross purchase.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Operations For the Year Ended June 30, 2026(1)

INVESTMENT INCOME
Interest	$2,220,188
Distributions from Private Equity Investments	1,199,856
Total investment income	3,420,044
EXPENSES
Investment management fees	5,452,321
Interest and loan origination fees on secured credit facility (Note 2)	368,723
Equalization interest on subsequent close of Private Equity Investments (Note 2)	1,805,289
Offering costs (Note 3)	532,940
Legal fees	401,135
Fund accounting and administration fees	307,695
Sub transfer agent fees—Class I	295,841
Audit fees	164,819
Transfer agent fees	120,085
Shareholder reporting fees	55,480
Trustees’ fees	34,894
Custodian fees	10,585
Registration fees	10,223
Distribution fees—Class A (Note 3)	83
Distribution fees—Class C (Note 3)	327
Distribution fees—Class M (Note 3)	246
Miscellaneous	289,956
Total expenses	9,850,642
Investment management fees waiver (Note 3)	(1,557,806)
Expenses waived by Advisor (Note 3)	(1,026,616)
Net expenses	7,266,220
NET INVESTMENT (LOSS)	(3,846,176)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments (net of withholding taxes of $402,442)	7,306,086
Purchased options	957,335
Written options	(758,410)
Foreign currency transactions	78,663
Net realized gain	7,583,674
Net change in unrealized appreciation/(depreciation) on:
Investments	55,396,376
Deferred tax on investments	(1,677,832)
Purchased options	941,227
Written options	(731,971)
Net change in unrealized appreciation	53,927,800
NET GAIN	61,511,474
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,665,298
(1)
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on June 30, 2025, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets

FOR THE YEAR ENDED JUNE 30, 2026(1)
OPERATIONS
Net investment (loss)	$(3,846,176)
Net realized gain	7,583,674
Net change in unrealized appreciation	53,927,800
Net increase in net assets resulting from operations	57,665,298
DISTRIBUTIONS TO SHAREHOLDERS
Class I	(364,381)
Total distributions to shareholders	(364,381)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold:
Class A	30,003
Class C	30,003
Class I	237,625,606
Class M	30,003
Reinvestment of distributions:
Class I	180,510
Reorganization (Note 1):
Class I	154,469,022
Cost of shares repurchased:
Class I	(18,515,616)
Net increase in net assets from capital transactions	373,849,531
TOTAL INCREASE IN NET ASSETS	431,150,448
NET ASSETS
Beginning of year(2)	$100,000
End of year	$431,250,448
CAPITAL SHARE TRANSACTIONS
Shares sold:
Class A	3,000
Class C	3,000
Class I	22,122,654
Class M	3,000
Shares reinvested:
Class I	16,380
Shares issued from reorganization (Note 1):
Class I	15,446,902
Shares repurchased:
Class I	(1,685,027)
Net increase in capital share transactions	35,909,909
(1)
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on June 30, 2025, see Note 1 in the accompanying notes to consolidated financial statements.
(2)
The total initial seed share purchase made on May 29, 2025 of $100,000 included 10,000 shares of Class I purchased at $10 per share.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows

FOR THE YEAR ENDED JUNE 30, 2026(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$57,665,298
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(259,375,907)
Proceeds from sales of investments	18,857,044
Purchases of options	(1,955,201)
Proceeds from disposition of options	1,799,154
Net realized (gain) from investments	(7,306,086)
Net realized (gain) from purchased options	(957,335)
Net realized loss from written options	758,410
Net change in unrealized (appreciation) on investments	(55,396,376)
Net change in unrealized (appreciation) on purchased options	(941,227)
Net change in unrealized depreciation on written options	731,971
Amortization of deferred financing costs	111,570
Net change in assets and liabilities:
(Increase)/decrease in assets:
Fund shares sold	(1,192,290)
Interest	(30,932)
Prepaid expenses	292,830
Increase/(decrease) in liabilities:
Deferred tax liability (Note 2)	1,677,832
Due to Advisor	484,467
Equalization interest on subsequent close of Private Equity Investments (Note 2)	264,956
Commitment fees and interest on secured credit facility (Note 2)	171,354
Offering costs (Note 3)	51,974
Distribution fees (Note 3)	59
Other accounts payable and accrued liabilities	866,645
Net cash (used in) operating activities	(243,421,790)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	237,715,615
Distributions paid to shareholders, net of reinvestments	(183,871)
Cash received from reorganization (Note 1)	28,972,178
Cost of shares repurchased	(18,515,616)
Borrowing of secured credit facility, net	9,880,412
Payments for financing costs	(111,570)
Net cash provided by financing activities	257,757,148
Net increase in cash	14,335,358
Cash at beginning of year	100,000
Cash at end of year	$14,435,358
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on secured credit facility	$197,369
Cash paid during the year for equalization interest on subsequent close of Private Equity Investments	$1,540,333
SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Non-cash proceeds from reorganization (Note 1)	$125,496,844
Non-cash financing activities not included herein consist of $180,510 of reinvested dividends.
(1)
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on June 30, 2025, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights

CLASS A
FOR THE YEAR ENDED JUNE 30, 2026(1)
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment (loss)(2)	(0.19)
Net realized and unrealized gain	2.18
Total from investment operations	1.99
Net asset value, end of year(3)	$11.99
TOTAL RETURN(3)(4)	19.90%
RATIOS TO AVERAGE NET ASSETS(5)
Ratio of expenses:
Before fees waived and expenses absorbed(6)	3.81%
After fees waived and expenses absorbed(6)	3.03%
After fees waived and expenses absorbed, excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses	1.85%
Ratio of net investment (loss):
Before fees waived and expenses absorbed(6)	(2.50%)
After fees waived and expenses absorbed(6)	(1.72%)
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$36
Portfolio turnover rate	7%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$10,000
Asset coverage per $1,000 of borrowings: Secured credit facility(7)	$44,125
(1)
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on June 30, 2025, see Note 1 in the accompanying notes to consolidated financial statements.
(2)
Based on average shares outstanding for the year.
(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
(4)
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
(5)
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(6)
Includes current tax expense of 0.54% for the year ended June 30, 2026, which is derived from the unrealized gains (losses).
(7)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights

CLASS C
FOR THE YEAR ENDED JUNE 30, 2026(1)
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment (loss)(2)	(0.27)
Net realized and unrealized gain	2.17
Total from investment operations	1.90
Net asset value, end of year(3)	$11.90
TOTAL RETURN(3)(4)	19.00%
RATIOS TO AVERAGE NET ASSETS(5)
Ratio of expenses:
Before fees waived and expenses absorbed(6)	4.56%
After fees waived and expenses absorbed(6)	3.78%
After fees waived and expenses absorbed, excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses	2.60%
Ratio of net investment (loss):
Before fees waived and expenses absorbed(6)	(3.24%)
After fees waived and expenses absorbed(6)	(2.46%)
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$36
Portfolio turnover rate	7%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$10,000
Asset coverage per $1,000 of borrowings: Secured credit facility(7)	$44,125
(1)
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on June 30, 2025, see Note 1 in the accompanying notes to consolidated financial statements.
(2)
Based on average shares outstanding for the year.
(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
(4)
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
(5)
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(6)
Includes current tax expense of 0.54% for the year ended June 30, 2026, which is derived from the unrealized gains (losses).
(7)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights

CLASS I
FOR THE YEAR ENDED JUNE 30, 2026(1)
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment (loss)(2)	(0.20)
Net realized and unrealized gain	2.22
Total from investment operations	2.02
Less distributions from:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of year(3)	$12.01
TOTAL RETURN(3)(4)	20.24%
RATIOS TO AVERAGE NET ASSETS(5)
Ratio of expenses:
Before fees waived and expenses absorbed(6)	3.69%
After fees waived and expenses absorbed(6)	2.87%
After fees waived and expenses absorbed, excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses	1.60%
Ratio of net investment (loss):
Before fees waived and expenses absorbed(6)	(2.60%)
After fees waived and expenses absorbed(6)	(1.77%)
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$431,142
Portfolio turnover rate	7%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$10,000
Asset coverage per $1,000 of borrowings: Secured credit facility(7)	$44,125
(1)
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on June 30, 2025, see Note 1 in the accompanying notes to consolidated financial statements.
(2)
Based on average shares outstanding for the year.
(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
(4)
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
(5)
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(6)
Includes current tax expense of 0.54% for the year ended June 30, 2026, which is derived from the unrealized gains (losses).
(7)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights

CLASS M
FOR THE YEAR ENDED JUNE 30, 2026(1)
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment (loss)(2)	(0.24)
Net realized and unrealized gain	2.17
Total from investment operations	1.93
Net asset value, end of year(3)	$11.93
TOTAL RETURN(3)(4)	19.30%
RATIOS TO AVERAGE NET ASSETS(5)
Ratio of expenses:
Before fees waived and expenses absorbed(6)	4.31%
After fees waived and expenses absorbed(6)	3.53%
After fees waived and expenses absorbed, excluding interest on secured credit facility, interest on subsequent close of private investment funds, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses	2.35%
Ratio of net investment (loss):
Before fees waived and expenses absorbed(6)	(3.00%)
After fees waived and expenses absorbed(6)	(2.21%)
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$36
Portfolio turnover rate	7%
SENIOR SECURITIES:
Total amount outstanding (000’s omitted) Secured credit facility	$10,000
Asset coverage per $1,000 of borrowings: Secured credit facility(7)	$44,125
(1)
Commencement of operations following reorganization of the Predecessor Fund which was effective as of close of business on June 30, 2025, see Note 1 in the accompanying notes to consolidated financial statements.
(2)
Based on average shares outstanding for the year.
(3)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Accordingly, the return and per unit net asset value for financial reporting may differ from the returns and per unit net asset value used for shareholder transactions.
(4)
Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
(5)
The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(6)
Includes current tax expense of 0.54% for the year ended June 30, 2026, which is derived from the unrealized gains (losses).
(7)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements

Note 1 — Organization

Calamos Aksia Private Equity and Alternatives Fund (the “Fund”) was organized as a Delaware statutory trust on November 22, 2024. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2025. The Fund’s investment advisor is Calamos Advisors LLC (the “Advisor” or “Calamos”) and the Fund’s sub-advisor is Aksia LLC (the “Sub-Advisor” or “Aksia” and together, the “Advisors”). The Advisor and the Sub-Advisor are each registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Simultaneous with the commencement of the Fund’s operations (“commencement of operations”), Calamos Aksia Private Equity LP (the “Predecessor Fund”) reorganized with and transferred substantially all of its assets into the Fund which accounted for $154,469,022 of in-kind contribution (the “Reorganization”). The tax-free Reorganization was accomplished at the close of business on June 30, 2025. The Reorganization was accomplished by the following tax-free exchange in which each limited partner of the Predecessor Fund received the same aggregate share net asset value (“NAV”) in the corresponding classes as noted below:

SHARES ISSUED	NET ASSETS
Class I Shares NAV $10.00	15,446,902	$154,469,022

The net unrealized appreciation of investments transferred was $23,609,931 as of the date of the transfer, and the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The Fund and the Predecessor Fund share the same investment advisor, sub-advisor and portfolio managers. The Fund maintains materially the same accounting policies as the Predecessor Fund, and utilizes the same valuation policies and methodologies, except because the Fund generally calculates its NAV on each business day and the Predecessor Fund calculated its NAV less frequently, the time at which an investment’s valuation is recorded may differ.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund offers four separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”), Class C (“Class C Shares”), Class I (“Class I Shares”) and Class M (“Class M Shares”). An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective primarily by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Private Equity Investments and Alternative Investments (each as defined below). The Fund intends to utilize a multi-layered strategy and expects to hold Liquid Investments (defined below) for the purposes of liquidity management and to meet liquidity needs for semi-annual repurchases.

“Private Equity Investments” include: (i) Private Equity Funds managed by Underlying Managers employing a variety of strategies such as Primary Investments; (ii) Secondary Investments; and (iii) Co-Investments. Private Equity Funds are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act.

“Alternative Investments” are financial assets that do not fall into conventional investment categories like stocks, bonds and cash and include: (i) defined outcome exposures created with derivatives positions including securities associated with those derivatives positions, such as long and short options to create defined outcome exposures, and (ii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in privately held companies.

“Liquid Investments” include Alternative Investments that can be readily sold for cash without significantly changing the market value of the investment, equity securities including exchange traded funds and other registered investment companies, and short-term corporate, government and municipal obligations and other short-term instruments including money market funds and other liquid investment vehicles.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the 1940 Act; however, the Fund will wholly own and control any Subsidiaries. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Each Subsidiary was formed as a Delaware limited liability company and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. A list of the subsidiaries as of June 30, 2026 were as follows:

SUBSIDIARY	DATE OF FORMATION	NET ASSETS OF SUBSIDIARY	PERCENTAGE OF FUND’S NET ASSETS
Calamos Aksia Private Equity Sub 1 LLC (“Sub 1”)	06/12/2024		$26,395,702	6.12%
Calamos Aksia Private Equity Sub 2 Splitter LLC (“Sub 2”)	11/19/2024		$143,412,361	33.26%

Note 2 — Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments

The Fund’s NAV per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved a valuation policy for the Fund (the “Valuation Policy”) and the Advisor’s valuation procedures (the “Valuation Procedures”). The Advisor, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel, Sub-Advisor or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as approved by the Board.

Notes to Consolidated Financial Statements

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of Shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Advisor may deem appropriate.

Primary and secondary investments in private markets funds are generally valued based on the latest NAV reported by the third-party fund manager as a practical expedient. If the NAV of an investment in a private markets fund is not available at the time the Fund is calculating its NAV, the Fund will review any cash flows since the reference date of the last NAV for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net NAV as reported by the third-party fund manager. The resulting value may be further adjusted based on the yield of the investment and/or the investment’s correlation with public or private indexes to capture market movement since the reference date.

For primary and secondary investments in private markets funds where the practical expedient is deemed not to represent fair value of the investment, the security value may be calculated using the income approach, market approach, cost approach, option pricing approach, recent transaction approach, liquidation approach, or any other method of valuation deemed reasonable to assess the value of the investment. These investments rely principally on unobservable inputs for the asset or liability being valued. Unobservable inputs will be used to measure fair value to the extent that observable inputs are not available or insufficient and such inputs will be based on the best information available in the circumstances, which under circumstances might include the Sub-Advisor’s own data. Security prices received from the investment’s originator and other creditable sources known to the Advisor/Sub-Advisor will be reviewed.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board, the Advisor or the Sub-Advisor will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which may be unaudited). Due to the nature of investments as well as the inherent uncertainty involved in determining the fair value of investments for which market values are not readily available, the fair value of these investments are estimates and may fluctuate from period to period. In addition, such fair values may differ materially from the values that may have been used had ready market values been available and may significantly differ from the values ultimately realized by the Fund. The managers and investment vehicles associated with the investments have neither independently verified nor approved this information, including the fair values noted herein and have made no representation that such values are definitive.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor’s Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

The Advisor seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Advisor will not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive. If the Fund’s NAV is adjusted after a Shareholder has received their Shares upon purchase or received repurchase proceeds in a repurchase offer, for example as a result of the Fund’s next annual audit following such purchase or repurchase, the adjustment will not, in most cases, result in an adjustment to the number of Shares received by the Shareholder in a purchase, or a Shareholder’s repurchase proceeds in a repurchase offer.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

The fair value of options which are listed on major security exchanges are valued at their last reported sales price as of the valuation date or based on the midpoint of the bid/ask spread at the close of business.

Federal Income Taxes

The Fund has elected to be treated, and intends to continue to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to Shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

For Federal Income tax purposes, the Fund utilizes a tax year end of September 30. Accordingly, the tax components included herein are based on tax attributes as of September 30, 2025.

At June 30, 2026, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Tax cost of investments	$349,409,600
Gross unrealized appreciation	$82,785,548
Gross unrealized depreciation	(3,741,281)
Net unrealized appreciation on investments	$79,044,267

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and the differences due to nondeductible expenses and book income/(loss) from subsidiaries.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. For the period July 1, 2025 through September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

INCREASE (DECREASE)

PAID IN CAPITAL	ACCUMULATED DISTRIBUTABLE EARNINGS (DEFICIT)
$2,285,059	$(2,285,059)

As of September 30, 2025, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$326,280
Total undistributed earnings	326,280
Net unrealized appreciation	35,765,206
Other temporary differences	(452,648)
Total accumulated distributable earnings	$35,638,838

During the period from the commencement of the Fund’s operations on July 1, 2025 through the tax year ended September 30, 2025 the Fund did not have any capital loss carry forwards.

The tax character of distributions will be evaluated after the tax year ended September 30, 2026.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax fees in the Consolidated Statement of Operations.

Notes to Consolidated Financial Statements

Additionally, Sub 1 is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. Sub 1 recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent Sub 1 has a deferred tax asset, the Advisor considers whether or not a valuation allowance is required.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s operations on July 1, 2025, through September 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 14, 2023, the FASB issued ASU 2023‑09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023‑09 applies to all entities that are subject to Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has adopted ASU 2023‑09 as of June 30, 2026, with no material impact on the Fund’s consolidated financial statements.

Domestic Blocker Income Tax

Sub 1 is taxed as a corporation. The current taxes reflect the estimated tax liability of the Fund as of June 30, 2026, based on taxable income of the subsidiaries. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the subsidiaries for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

Currently the federal income tax rate for a corporation is 21%. As of June 30, 2026, the Fund recorded a net deferred tax liability for the investments of the subsidiaries. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The Fund’s current and deferred tax (expense)/benefit as of June 30, 2026, consists of the following:

Deferred Tax (Expense) Benefit:
Federal	$(1,677,832)
State	—
Total Deferred Tax (Expense) Benefit	$(1,677,832)
Total Income Tax (Expense) Benefit	$(1,677,832)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax liability:
Net unrealized gain (loss) on investments	$(1,677,832)
Net Deferred Tax Asset/(Liability)	$(1,677,832)

As it pertains to the subsidiaries, the utilization of net operating losses in future years is limited to the lesser of all available net operating losses or 80% of taxable income before net operating loss utilization. For the tax year ended September 30, 2025, the subsidiaries did not utilize or defer any net operating losses.

Distributions to Shareholders

Distributions are paid at least annually on the Shares in amounts representing substantially all of the Fund’s net investment income and net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover), if any, earned each year. However, it may distribute any excess annually to its shareholders.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Foreign Currency and Exchange

The Fund’s Shares are denominated in U.S. dollars and will be issued in U.S. dollars. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies. The Advisors may hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. In addition, prospective investors whose assets and liabilities are predominantly in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies. The Fund may enter into forward contracts to hedge exchange risk exposure.

Derivative Contracts

Gains and losses from derivative contracts are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

Private Equity Investments

Private Equity Investments are recorded on effective date. Realized gains and losses on Private Equity Investments are recognized based on the specific-identification method. Unrealized gains and losses resulting from recording investments at fair value are included in net change in unrealized appreciation/(depreciation) on Investments in the accompanying Consolidated Statement of Operations.

As a practical expedient, fair value ordinarily represents the Fund’s proportionate share of the Private Equity Investments NAV determined in accordance with each Private Equity Investment’s valuation policies and reported at the time of the Fund’s valuation by the management of each Private Equity Investment. Generally, the fair value of the Fund’s investment in each Private Equity Investment represents the amount that the Fund could reasonably expect to receive from such Private Equity Investment if the Fund’s investment was redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The gain/(loss) allocated from each Private Equity Investment is net of the Fund’s proportionate share of fees and expenses charged or incurred by such Private Equity Investments.

The Fund will record distributions of cash from any Private Equity Investment using the details provided by the corresponding Private Equity Investment. The Fund would recognize within the Consolidated Statement of Operations its share of realized gains or (losses) reported by the Private Equity Investments.

Net change in unrealized appreciation/(depreciation) on Investments within the Consolidated Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of the Private Equity Investments. Due to the nature of the Private Equity Investments, the Fund cannot liquidate any position in the Private Equity Investments and will distribute invested capital per the terms described in each Private Equity Investment’s operating or limited partnership agreement and as determined by each Private Equity Investment’s general partner.

Subsequent closings for closed-end Private Equity Investments afford such funds the option to launch the fund as soon as they have secured enough soft commitments and allow the Advisor to increase the speed of the Fund to take advantage of investments in the market. Rebalancing or equalization occurs each time capital is called after each subsequent closing has occurred and is the process of truing-up all investors as if they had joined the fund during the initial closing period. For the year ended June 30, 2026, the Fund experienced equalization which resulted in the interest expense of $1,805,289, as noted in the Consolidated Statement of Operations as equalization interest on subsequent close of Private Equity Investments.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, counterparties, debt agents, borrowers, private investment funds, or other parties and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties

Notes to Consolidated Financial Statements

are unable to fulfill contractual obligations. Management does not anticipate any material losses from parties with whom it conducts business.

Repurchase Offers

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV, pursuant to Rule 23c‑3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase no less than 5% and not more than 25% of the Fund’s outstanding shares at NAV on a semi-annual basis. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). See Note 5 for more information on the Fund’s Repurchase Offers.

Borrowing, Use of Leverage

On June 30, 2025, the Fund entered into a senior secured credit facility (the “Secured Credit Facility”) with PNC Capital Markets LLC as a lead arranger, PNC Bank, National Association (“PNC”) as administrative agent and syndication agent and with certain lenders from time to time as parties thereto (the “Lenders”). The Secured Credit Facility provides for borrowings on a committed basis in an aggregate principal amount up to $25,000,000. Effective May 11, 2026, the Fund increased the commitment by $50,000,000 (from $25,000,000 to $75,000,000) in an aggregate principal amount. The Secured Credit Facility matures on June 30, 2027.

As of June 30, 2026, the Fund had an outstanding principal balance under the Secured Credit Facility in the amount of $10,000,000 with unamortized loan origination fees of $119,588.

For the year ended June 30, 2026, the average balance outstanding, maximum amount borrowed and weighted average interest rate under the Secured Credit Facility were $10,000,000, $10,000,000 and 6.01%, respectively, for the 63 days the Secured Credit Facility was used. In addition, the interest rate as of June 30, 2026 on the Secured Credit Facility was the one Month Term Secured Overnight Financing Rate (“SOFR”) + 2.35%. For the year ended June 30, 2026, the interest on the Secured Credit Facility was $257,153. The Fund pays loan origination fees in connection with securing and renewing the Secured Credit Facility. The loan origination fees are presented on the Consolidated Statement of Assets and Liabilities as a direct deduction from the debt liability. These fees are expensed over the corresponding term of the Secured Credit Facility on a straight line basis and not inclusive of the expense limitation agreement discussed below. For the year ended June 30, 2026, loan origination fees incurred were $119,588. The commitment fee rate as of June 30, 2026 on the Secured Credit Facility was 0.45%.

The Fund’s use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences.

Cash

Cash is held in an interest-bearing account. The Fund has entered into a Custody Agreement with State Street Bank and Trust Company (the “Custodian”). Under the terms of this agreement, the Custodian will serve as custodian of the Fund’s assets. Cash is subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporation or Federal Deposit Insurance Corporation limitations.

Segment Reporting

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker (“CODM”), and for which discrete financial information is available. Consistent with the definition of a CODM provided by FASB “Accounting Standards Update (ASU) 2023‑07-Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures,” the Fund’s CODM consists of the Advisor’s Chief Executive Officer, who also serves as Trustee and

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Vice President of the Fund. The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition, is consistent with that presented within the Fund’s consolidated financial statements and financial highlights.

Note 3 — Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and the Advisor, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to an investment management fee (the “Investment Management Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.75%. However, pursuant to the Management Fee Waiver, the Advisor has agreed to waive 0.50% of its Investment Management Fee on an annualized basis, such that the maximum investment management fee payable by the Fund would be 1.25%.

The Management Fee Waiver became effective on June 30, 2025, following the commencement of operations and remained in effect through June 30, 2026. In addition, pursuant to the sub-advisory agreement between the Advisor and Aksia (the “Sub-Advisory Agreement”), the Advisor pays Aksia a sub-advisory fee (the “Sub-Advisory Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.875%. The Investment Management Fee paid to the Advisor is paid out of the Fund’s assets and the Sub-Advisory Fee will be paid by the Advisor out of its Investment Management Fee. The Advisor, the Sub-Advisor and the Fund have entered into a sub-advisory fee waiver agreement, whereby the Sub-Advisor has agreed to waive 0.25% of its sub-advisory fee payable by the Advisor to the Sub-Advisor on an annualized basis, such that the maximum sub-advisory fee payable by the Advisor to the Sub-Advisor would be 0.625% (the “Sub-Advisory Fee Waiver”). The Sub-Advisory Fee waiver became effective on June 30, 2025, and remained in effect through June 30, 2026.

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have contractually agreed on a monthly basis, to reimburse on a 50/50 basis between the Advisor and the Sub-Advisor the Fund’s “Specified Expenses” in respect of each class of the Fund where “Specified Expenses” means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund’s annual operating expenses, with the exception of (i) the Investment Management Fee, (ii) the Shareholder Servicing Fee, (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub-Advisor), to the extent that such expenses exceed 0.35% of the average daily net assets of such class (the “Expense Limitation”).

If, while the Advisor is the investment advisor to the Fund and the Sub-Advisor is investment sub-advisor to the Fund, the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Advisor and Sub-Advisor shall be entitled to reimbursement by the Fund on a 50/50 basis of the other expenses borne by the Advisor and Sub-Advisor on behalf of the Fund (the “Reimbursement Amount”) during any of the previous thirty‑six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses in respect of a Class are less than, for such month, the lesser of the Expense Limitation or any other relevant expense limit then in effect with respect to the Class, and provided that such amount paid to the Advisor and Sub-Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Advisor and Sub-Advisor may recapture a Specified Expense in any year within the thirty-six (36) month period after the Advisor and Sub-Advisor bear the expense. The Expense Limitation Agreement will remain in effect for a three-year period from April 30, 2025, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor, and the Fund. The Fund’s obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. For the year ended June 30, 2026, the Advisor and Sub-Advisor waived their fees and absorbed other expenses totaling $2,584,422. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses are absorbed by the Advisor and Sub-Advisor, the Advisor and Sub-Advisor may recoup amounts waived or absorbed, provided they are able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At June 30, 2026, the amount

Notes to Consolidated Financial Statements

of these potentially recoverable expenses was $1,489,241. Waived fees and absorbed other expenses subject to potential recovery by month of expiration are as follows:

April 2025 - May 2028	$462,625
June 2028 - June 2029	$1,026,616

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A, Class C and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and provide ongoing services in respect of clients with whom they have distributed Shares of the Fund.

Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisors may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class M, may incur expenses on an annual basis equal to 0.25%, 1.00% and 0.75%, respectively, of its average daily net assets. With respect to Class A Shares, the entire fee is characterized as a “shareholder service fee”. With respect to Class C Shares, up to 0.25% of the fee is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee”. With respect to Class M Shares, the entire fee is characterized as a “distribution fee”.

State Street Bank and Trust Company (the “Administrator”) serves as administrator and accounting agent. For most of the period, it also served as the Fund’s transfer agent. Effective March 30, 2026, U.S. Bank Global Fund Services (“U.S. Bank”) replaced State Street Bank and Trust Company as the transfer agent for the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and, during the period in which it served as transfer agent to the Fund, transfer agency services. Pursuant to a master transfer agent agreement with U.S. Bank, for the transfer agency services rendered to the Fund by U.S. Bank, the Fund pays U.S. Bank an annual fee as set forth in the fee schedule to such agreement.

The Fund has entered into a distribution agreement with Calamos Financial Services, LLC to act as the distributor for the sale of Shares. Calamos Financial Services, LLC is an affiliate of the Advisors. For the year ended June 30, 2026, Calamos Financial Services, LLC received $83, $327 and $246 for Class A, Class C and Class M, respectively, as reported in the Consolidated Statement of Operations.

During the year ended June 30, 2026, the Distributor retained no commissions earned on sales of the Fund’s Class A Shares.

As of June 30, 2026, the Advisor and its affiliates own 7.56% of the Fund.

Allocation of Expenses

Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Aksia Alternative Credit and Income Fund, Calamos Aksia Hedged Strategies Fund, the Fund and other open-end and closed-end funds within the Calamos Family of Funds, are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Offering Expenses

The Advisor and the Sub-Advisor have agreed to advance the Fund’s offering costs already incurred and any additional costs incurred prior to the commencement of operations by the Fund. The Fund’s initial offering costs, which are also subject to the Expense Limitation discussed above, include, among other things, legal, printing and other expenses pertaining to this Offering. Any offering costs paid by the Advisor or Sub-Advisor on behalf of the Fund is recorded as a payable for offering costs in the Consolidated Statement of Assets and Liabilities. The initial offering costs are being amortized over 12 months on a straight-line basis. As of June 30, 2026, payable for offering costs is $51,974.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Note 4 — Fair Value of Investments

Fair Value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy are as follows:

•
Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
•
Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.
•
Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Private Equity Investments that are measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy. However, these amounts are shown in the table below under NAV in order to reconcile back to the Consolidated Schedule of Investments.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of June 30, 2026:

LEVEL 1		LEVEL 2		LEVEL 3	NET ASSET VALUE		TOTAL
Assets:
Investments, at fair value
Private Equity Investments	$—		$—	$33,585,922	$374,589,196	$408,175,118
Short-Term Investments	—		20,278,749	—	—	20,278,749
Total Investments, at fair value	$—		$20,278,749	$33,585,922	$374,589,196	$428,453,867
Other Financial Instruments
Exchange-Traded Purchased Options	$—		$1,984,632	$—	$—	$1,984,632
Total Assets	$—		$22,263,381	$33,585,922	$374,589,196	$430,438,499
Liabilities:
Other Financial Instruments
Exchange-Traded Written Options	$—		$1,420,404	$—	$—	$1,420,404
Total Liabilities	$—		$1,420,404	$—	$—	$1,420,404

Notes to Consolidated Financial Statements

The following table presents the changes in assets and transfers in and out of the Fund for investments that are classified in Level 3 of the fair value hierarchy for the year ended June 30, 2026:

Private Equity Investments
Balance as of July 1, 2025 (commencement of operations)	$—
Transfers In	—
Transfers Out	—
Purchases	23,406,643
Sales/Paydowns	—
Realized Gains (Losses)	—
Accretion	—
Change in Unrealized Appreciation	10,179,279
Balance as of June 30, 2026	$33,585,922

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2026.

INVESTMENTS	FAIR VALUE	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	RANGE OF INPUTS	WEIGHTED AVERAGE*	IMPACT ON VALUATION FROM AN INCREASE IN INPUT
GNX HBS Holdings, LLC	$12,268,902	Market Approach	Multiple	9.25x	9.25x	Increase
			Volatility						30.00%	30.00%	Decrease
			Risk-Free Rate						4.29%	4.29%	Decrease
			Estimated Time to Exit (in years)						4.5	4.5	Decrease
GM Services Parent, LLC	10,272,975	Market Approach	Multiple	13.00x	13.00x	Increase
			Volatility						40.00%	40.00%	Decrease
			Risk-Free Rate						4.03%	4.03%	Decrease
			Estimated Time to Exit (in years)						3.5	3.5	Decrease
Frazier & Deeter	5,270,542	Market Approach	Multiple	15.14x	15.14x	Increase
Advisory Holdco, LLC			Volatility				40.00%	40.00%	Decrease
			Risk-Free Rate						4.03%	4.03%	Decrease
			Estimated Time to Exit (in years)						3.5	3.5	Decrease
HP Prestige Co-Invest	5,017,954	Market Approach	Multiple	19.70x	19.70x	Increase
Blocker Aggregator, LP			Volatility				52.50%	52.50%	Decrease
			Risk-Free Rate						4.12%	4.12%	Decrease
			Estimated Time to Exit (in years)						4.0	4.0	Decrease
CutisPharma Upper	755,549	Market Approach	Multiple	3.62x	3.62x	Increase
Intermediate Holdings, Inc			Volatility				42.50%	42.50%	Decrease
			Risk-Free Rate						4.05%	4.05%	Decrease
			Estimated Time to Exit (in years)						4.7	4.7	Decrease
	$33,585,922
*
The weighted average is calculated based on the fair value at June 30, 2026 for each Investment type and technique.

Note 5 — Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by an investor in the Fund is $2,500 with respect to Class A Shares and Class C Shares, $1,000,000 for Class I Shares and $10,000 with respect to Class M Shares, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a front-end sales load of up to 3.50% of the investor’s gross purchase. Class C Shares, Class I Shares and Class M Shares are not subject to front-end sales loads. Class C Shares are subject to a contingent deferred sales charge of 1.00% of the original purchase price on shares redeemed

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

during the first 12 months after their purchase. While Class M Shares are not charged a front-end sales load, if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine.

Pursuant to Rule 23c‑3 under the 1940 Act, on a semi-annual basis, the Fund offers shareholders holding all classes of Shares the option of tendering Shares at NAV. The Board determines the number of Shares that the Fund will offer to repurchase (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. The results of the repurchase offers conducted for the year ended June 30, 2026 are as follows:

Commencement Date	August 15, 2025	February 17, 2026
Repurchase Request Date	September 16, 2025	March 17, 2026
Repurchase Pricing Date	September 16, 2025	March 17, 2026
Net Asset Value as of Repurchase Pricing Date
Class A	$10.53	$11.07
Class C	$10.52	$11.01
Class I	$10.54	$11.08
Class M	$10.52	$11.03
Amount Repurchased/Tendered(1)
Class A	$—	$—
Class C	$—	$—
Class I	$3,013,000	$15,502,616
Class M	$—	$—
Percentage of Outstanding Shares Repurchased/Tendered(1)
Class A	—%	—%
Class C	—%	—%
Class I	1.2%	4.3%
Class M	—%	—%
(1)
No repurchases were made during the year and dashes represent zero activity for Classes A, C and M.

Note 6 — Investment Transactions

Total purchases of investments for the year ended June 30, 2026 amounted to $259,375,907. Total proceeds from distributions, sales, redemptions, or other disposition of investments for the year ended June 30, 2026 amounted to $18,857,044.

Note 7 — Indemnifications

In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Notes to Consolidated Financial Statements

Note 8 — Derivatives and Hedging Disclosures

Options

The Fund may purchase or sell put and call options on securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing transaction can be effected when the Fund so desires.

Volume of Derivative Activities

The Fund considers the average month-end notional amounts during the year, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the year ended June 30, 2026:

	LONG EXPOSURE		SHORT EXPOSURE
PRIMARY UNDERLYING RISK	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Equity price
Exchange-Traded Purchased Options	$10,845,975	421	$—	—
Exchange-Traded Written Options	—	—	(10,845,975)	(421)
Total	$10,845,975	421	$(10,845,975)	(421)

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the Consolidated Statement of Assets and Liabilities as derivative contracts, categorized by primary underlying risk, at June 30, 2026. Balances are presented on a gross basis, prior to the application of the impact of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the net realized gain (loss) on purchased and written options and net change in accumulated unrealized appreciation (depreciation) on purchased and written options in the Consolidated Statement of Operations, categorized by primary underlying risk, for the year ended June 30, 2026:

PRIMARY UNDERLYING RISK	DERIVATIVE ASSETS	DERIVATIVE LIABILITIES	CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION)	REALIZED GAIN/(LOSS)
Equity price
Exchange-Traded Purchased Options	$1,984,632		$—	$941,227	$957,335
Exchange-Traded Written Options	—		1,420,404	(731,971)	(758,410)
Total	$1,984,632		$1,420,404	$209,256	$198,925

Note 9 — Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its consolidated financial statements to understand the effect of those arrangements on its financial position.

A fund mitigates credit risk with respect to over the counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the fund and each of its counterparties. These agreements allow a fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by a fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

agreement. To the extent amounts due to the fund from its counterparties are not fully collateralized contractually or otherwise, the fund bears the risk of loss from counterparty non-performance.

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of each derivative contract. As of June 30, 2026, the Fund has no OTC derivative contracts.

Note 10 — Private Equity Investments

The following table represents unfunded commitments and redemption restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of June 30, 2026:

SECURITY DESCRIPTION(1)	UNFUNDED COMMITMENTS	REDEMPTIONS FREQUENCY*	REDEMPTION NOTICE PERIOD		COST		FAIR VALUE
Blue Wolf Capital Fund IV, L.P.	$535,254		Not permitted	N/A		$2,272,434	$4,031,811
Brentwood Associates Private Equity VI, L.P.	515,434		Not permitted	N/A		1,825,568	2,711,068
Broadwing Capital Fund I LP	2,624,120		Not permitted	N/A		7,377,480	10,138,686
Carlyle Europe Partners III, L.P.	16,232		Not permitted	N/A		4,408	8,259
Carlyle Europe Technology Partners IV, S.C.Sp.	253,010		Not permitted	N/A		1,271,523	1,471,013
Carlyle MENA Partners, L.P.	168,261		Not permitted	N/A		102,762	179,584
Carlyle Partners V, L.P.	354,854		Not permitted	N/A		177,296	269,785
Carlyle Partners VI, L.P.	132,790		Not permitted	N/A		410,488	673,093
Carlyle Partners VII, L.P.	625,033		Not permitted	N/A		11,366,681	12,002,883
Carlyle U.S. Equity Opportunity Fund II, L.P.	642,816		Not permitted	N/A		2,140,781	2,605,053
Carlyle U.S. Equity Opportunity Fund, L.P.	132,310		Not permitted	N/A		9,308	13,070
CD&R Raven Co-Investor, L.P.	249,842		Not permitted	N/A		1,763,298	2,282,967
CF24XB SCSp	—		Not permitted	N/A		6,031,620	6,399,315
Charlesbank Equity Fund IX, Limited Partnership	1,288,313		Not permitted	N/A		3,973,864	4,774,464
Charlesbank Fund IX Overage Program	1,791,811		Not permitted	N/A		2,635,582	3,035,069
CIP IX Co-Investment Vehicle 2, L.P.	1,762,595		Not permitted	N/A		3,303,833	4,294,400
Citation Fund I-A LP	6,417,604		Not permitted	N/A		4,462,745	5,220,616
Coller International Partners IX — C, SLP	6,433,445		Not permitted	N/A		3,566,555	5,139,947
Corsair Riva Munich Co-Investment, L.P.	—		Not permitted	N/A		5,310,047	9,168,552
Crown Secondaries Special Opportunities II B S.C.S.	168,329		Not permitted	N/A		815,302	1,020,870
Crown Secondaries Special Opportunities II S.C.S.	386,349		Not permitted	N/A		2,151,037	2,641,992
D1 Private Fund Offshore LP	4,299,465		Not permitted	N/A		5,700,535	9,504,587
Dunes Point Capital Fund II-A, L.P.	385,448		Not permitted	N/A		1,704,743	2,773,067
EAG Holdings, L.P.	170,509		Not permitted	N/A		2,796,575	2,966,849
Einstein 2026, L.P.	—		Not permitted	N/A		7,000,000	9,523,747
General Atlantic Investment Partners 2017, L.P.	463,228		Not permitted	N/A		10,698,737	11,881,202
General Atlantic Investment Partners 2019, L.P.	1,060,137		Not permitted	N/A		13,979,179	15,747,687
General Atlantic Investment Partners 2021, L.P.	1,064,349		Not permitted	N/A		4,495,406	5,973,033
GenNx360 Capital Partners IV, L.P.	9,353,207		Not permitted	N/A		1,382,952	2,411,452
Golden Acquisition Fund-C LP	589,487		Not permitted	N/A		5,440,575	8,525,670
Graham Partners GKP Continuation Fund, L.P.	550,004		Not permitted	N/A		3,215,160	2,911,973
GTCR Oak Fund LP	580,657		Not permitted	N/A		5,933,503	6,876,609
H.I.G. Starlite-B Co-Investment, L.P.	158,146		Not permitted	N/A		4,872,590	4,558,368
Lapis Investors LP	1,384,615		Not permitted	N/A		4,624,062	4,678,729
Leeds Equity Partners VI, L.P.	173,547		Not permitted	N/A		2,229,285	2,450,692
Leeds Equity Partners VII-A, L.P.	137,703		Not permitted	N/A		3,277,247	3,717,358
Leeds Equity Partners VIII-A, L.P.	1,504,890		Not permitted	N/A		220,027	146,276
LH Equity Investors, L.P.	—		Not permitted	N/A		5,789,317	8,048,721
mcp Opportunity Secondary Program V Feeder S.L.P.	4,064,015		Not permitted	N/A		15,911,737	17,489,360
Monogram Capital Partners III PV, L.P.	3,170,800		Not permitted	N/A		1,840,148	2,123,434
New Mountain WCO Continuation Feeder, L.P.	3,782,672		Not permitted	N/A		3,244,550	3,258,317
OceanSound Partners Fund II (A), LP	939,608		Not permitted	N/A		4,064,162	5,371,535

Notes to Consolidated Financial Statements

SECURITY DESCRIPTION(1)	UNFUNDED COMMITMENTS	REDEMPTIONS FREQUENCY*	REDEMPTION NOTICE PERIOD		COST	FAIR VALUE
OEP IX Brown & Root Co-Investment Partners, L.P.	$—		Not permitted	N/A	$7,071,267	$7,012,037
OEP IX Project Anvil Co-Investment Partners, L.P.	—		Not permitted	N/A	7,042,000	6,987,330
Overbay 2025 Fund (US) LP	1,500,000		Not permitted	N/A	3,518,074	4,588,681
Overbay Capital Partners 2023 Fund Aggregator (AIV V) LP	1,045,837		Not permitted	N/A	5,543,672	8,027,730
Overbay Capital Partners 2023-B Fund US LP	—		Not permitted	N/A	2,112,465	2,824,455
Overbay Capital Partners 2024 Fund Aggregator (AIV IX) LP	1,350,000		Not permitted	N/A	3,120,878	5,230,255
Overbay Capital Partners 2024 Fund Offshore LP	500,000		Not permitted	N/A	4,500,000	5,846,831
PSC Tiger LP	657,565		Not permitted	N/A	4,357,915	5,635,900
PSC V (B), SCSp	4,077,959		Not permitted	N/A	3,345,262	4,035,579
QHP Sapphire SPV, L.P.	276,855		Not permitted	N/A	5,750,753	7,088,824
Reroof Partners SPV LLC	—		Not permitted	N/A	4,763,244	4,105,977
Reverence Capital Partners Olympus CV LP	1,003,452		Not permitted	N/A	6,017,220	6,079,744
Searchlight Capital IV LEAF Co-Invest Partners, L.P.	—		Not permitted	N/A	3,750,765	9,724,885
Sima Holdings (Offshore) LP Common Equity (Class B)	467		Not permitted	N/A	2,500,685	2,583,586
Sima Holdings (Offshore) LP Preferred Equity (Class A)	1,324,978		Not permitted	N/A	4,421,446	5,885,172
Springcoast Partners I-A, L.P.	3,446,054		Not permitted	N/A	6,553,946	7,738,404
Stellex Jade Co-Invest LP	—		Not permitted	N/A	6,203,704	6,215,664
Stone Point CV, L.P.	3,920,367		Not permitted	N/A	2,903,433	3,380,540
TB Project Ledger, L.P.	241,798		Not permitted	N/A	3,840,532	4,044,807
TB Project Ledger, L.P.	18,778		Not permitted	N/A	265,613	294,244
The Resolute Fund IV, L.P.	125,924		Not permitted	N/A	4,518,350	2,828,958
The Resolute III Continuation Fund, L.P.	371,016		Not permitted	N/A	5,578,874	6,140,875
The Veritas Capital Fund VII, L.P.	347,973		Not permitted	N/A	14,056,540	17,297,292
TowerBrook Investors V (OS), L.P.	269,485		Not permitted	N/A	3,617,622	4,230,392
TowerBrook Structured Opportunities Fund II (OS), L.P.	428,197		Not permitted	N/A	1,727,999	2,189,325
Tracer Investors Co-Invest LP	240,000		Not permitted	N/A	5,769,136	5,863,224
Vistria Agua CV (FT), LP	3,989,471		Not permitted	N/A	3,532,289	4,741,934
WestCap Strategic Operator Fund II Offshore, L.P.	79,392		Not permitted	N/A	9,973,712	14,945,388
Total	$83,546,457				$305,750,498	$374,589,196
*
Investments cannot be redeemed. The Fund will receive distributions from the investments as the underlying assets are liquidated. The timing of these distributions is not known as of the financial reporting date.
(1)
Investment categories are presented on Consolidated Schedule of Investments.

The following descriptions of investment categories should be read in conjunction with the Consolidated Schedule of Investments.

Co-investment — An investment made in the equity of a private company generally in parallel with a primary fund.

Primary Investment — A newly established fund managed by a third-party manager which raises capital commitments from investors to invest in and acquire private companies.

Secondary Investment — Investments in assets acquired on the secondary market, including the acquisition of existing primary fund interests, the acquisition of interest in one or more companies from an existing primary fund, and newly established private equity funds managed by third-party managers which raise capital commitments from investors to invest in and acquire assets on the secondary market.

Note 11 — Subsequent Events

In preparing these consolidated financial statements for the year ended June 30, 2026, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Aksia Private Equity and Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Calamos Aksia Private Equity and Alternatives Fund (the “Fund”) as of June 30, 2026, the related consolidated statements of operations, cash flows, and changes in net assets, and the consolidated financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian, broker, transfer agent, and underlying administrators or managers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Calamos Advisors LLC since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
August 28, 2026

Trustees and Officers (Unaudited)

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board currently consists of five members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (collectively, the “Independent Trustees”). The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the membership of the Board. The SAI can be obtained upon request and without charge by writing to the Fund at Calamos Aksia Private Equity and Alternatives Fund, c/o 2020 Calamos Court, Naperville, Illinois 60563, Client Services, 4th Floor, or by calling toll-free 1.866.363.9219. Investors may request the SAI by calling 1.866.363.9219 or by visiting www.calamos.com or www.acprivatemarkets.com.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups-Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Interested Trustees(2)
John S. Koudounis (1966)	Chairman, Trustee and Vice President	Indefinite Length — Since Inception	President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC, Calamos Advisors LLC, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer (since 2022), Calamos Antetokounmpo Asset Management LLC; Director, CAM (since 2016); prior thereto, President and Chief Executive Officer (2010‑2016), Mizuho Securities USA Inc.	75

-CAM (Director)

-National Hellenic Museum (Trustee/Executive Committee Member)

-The Hellenic Initiative (Board Member/Executive Committee Member)

-World Business Chicago (Trustee) — National Council of the Order of Saint Andrew the Apostle (Board Member)

-Greek Orthodox Metropolis of Chicago Foundation (Board Member/President)

-Ecumenical Patriarch Bartholomew Foundation (Board Member/Chairman of the Investment Committee)

-SEAL Future Foundation (executive advisory board member)

Jim Vos (1962)	Trustee and Vice President	Indefinite Length — Since Inception	Partner, CEO, Aksia LLC	3	None
Independent Trustees
Bjorn Forfang (1960)	Trustee	Indefinite Length — Since Inception	Deputy CEO, CFA Institute Managing Partner, Erigo Capital Partners	3	None
Christopher Toub (1959)	Trustee	Indefinite Length — Since September 2025	Private investor; formerly Director of Equities, Alliance Bernstein LP (until 2012)	75	None

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John E. Neal (1950)	Trustee	Indefinite Length — Since Inception	Retired; Private investor	3

-Director, Creation Investments (private international microfinance company)
-formerly, Director Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021)
-formerly, Partner, Linden LLC (health care private equity) (until 2018)

(1)
The address of each Trustee is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.
(2)
“Interested person,” as defined in the 1940 Act, of the Fund. John Koudounis and Jim Vos are each an interested person of the Fund due to their affiliation with Calamos and Aksia, respectively.
(3)
The term “Fund Complex” means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

Trustees and Officers (Unaudited)

Officers

The preceding table gives information about John Koudounis and Jim Vos, each of whom is a Vice President of the Fund. The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Dan Dufresne (1974)	President and Principal Executive Officer	Indefinite Length — Since Inception

Executive Vice President and Chief Operating Officer, CAM, Calamos Investments LLC (“CILLC”), Calamos Advisors LLC (“Calamos Advisors”), Calamos Financial Services LLC and Calamos Wealth Management LLC (“CWM”) (since April 2021); President, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”) (since 2022); prior thereto Citadel (1999‑2020); Partner (2008‑2020); Managing Director, Global Treasurer (2008‑2020); Global Head of Operations (2011‑2020); Global Head of Counterparty Strategy (2018‑2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015‑2020)

John P. Calamos, Sr. (1940)	Global CIO	Indefinite Length — Since Inception

Founder, Chairman and Global Chief Investment Officer, CAM, CILLC, Calamos Advisors and its predecessor, and CWM; Director, CAM; Global Chief Investment Officer, CGAM; previously, Chief Executive Officer, Calamos Financial Services LLC, (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Kevin Hitchen (1985)	Vice President	Indefinite Length — Since Inception	Managing Director, Co-Head of Private Equity (North American Buyouts Strategy Head), Aksia LLC (since January 2022); previously Senior Vice President, Private Equity (April 2020-December 2021)
Kyson Hawkins (1985)	Vice President	Indefinite Length — Since Inception	Managing Director, Co-Head of Private Equity (Private Equity Co-Investments Strategy Head), Aksia LLC (since March 2021); previously Managing Director, Private Equity (April 2020-February 2021)
Thomas P. Kiley III (1968)	Vice President	Indefinite Length — Since Inception

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017‑2024)

Erik Ojala (1975)	Chief Legal Officer, Vice President and Secretary	Indefinite Length — Since Inception

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017‑2023), Secretary (2010‑2023) and Chief Compliance Officer (2021‑2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019‑2023) and Chief Compliance Officer (2022‑2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017‑2023) and Chief Compliance Officer (2017‑2021, 2022‑2023), Harbor Funds Distributors, Inc.; Director (2017‑2023), Assistant Secretary (2014‑2023) and Chief Compliance Officer (2022‑2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021‑2023); and Chief Compliance Officer of Harbor Funds (2017‑2023)

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Thomas E. Herman (1961)	Chief Financial Officer, Principal Financial Officer and Vice President	Indefinite Length — Since Inception

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016), Chief Financial Officer, CGAM (since July 2022); prior thereto, President and Chief Financial Officer Calamos Avenue Management, LLC (2020‑2022), Chief Financial Officer and Treasurer, Harris Associates (2010‑2016)

Walter Kelly (1970)	Chief Compliance Officer	Indefinite Length — Since August 2025

Senior Vice President, Chief Compliance Officer — Calamos Funds (since 2025), Co-Chief Compliance Officer — Calamos Advisors; prior thereto, General Counsel, Cedar Pine, LLC (2021‑2025); Chief Compliance Officer SBB Research Group, LLC (2021‑2025); Managing Director Nuveen Investments (since 2017), formerly, Senior Vice President (2008‑2017) and Chief Compliance Officer Nuveen Funds (2006‑2020).

Stephen Atkins (1965)	Treasurer	Indefinite Length — Since Inception

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010‑2018).

(1)
The address of each officer is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

Risk Factors (Unaudited)

An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks” in the Fund’s prospectus.

•
Unlike most closed-end funds, the Fund’s Shares will not be listed on any securities exchange;
•
Although the Fund has implemented a semi-annual share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;
•
The capital markets may experience periods of disruption and instability, including as a result of events such as geopolitical events, natural disasters, or widespread pandemics or other adverse public health developments. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund’s investments, business, and operations;
•
The Fund is exposed to risks associated with changes in interest rates;
•
The Fund’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk are generally considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws;
•
Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals or of third-party contractual customers of such counterparties;
•
The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;
•
The Fund may invest in private investment funds, which are not registered as investment companies under the 1940 Act. Investments in such private funds, which may include unfunded capital commitments, or amounts that the Fund has committed to invest in a given private fund but which have not yet been called by the general partner of that fund, are subject to certain risks. These include, among others, risks related to indirect fees as well as the valuation and liquidity of the underlying private fund. While investments in private funds may in certain instances be fair valued at NAV as a practical expedient in accordance with GAAP, there is a risk that such investments may sell at a value different from their reported NAV. Additionally, the Fund may be required to liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call in connection with any such investments;
•
The Fund’s investments in certain portfolio companies may be risky. For the Fund’s investments in senior secured lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal;
•
The Fund’s investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses;
•
Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;
•
The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;
•
Non-U.S. securities may be traded in undeveloped, inefficient, and less liquid markets and may experience greater price volatility and changes in value — changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;
•
There is no assurance that the Fund’s investment objectives will be achieved;
•
The Fund is a recently organized, non-diversified, closed-end investment company with limited operating history; and

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Risk Factors (Unaudited)

•
To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

Privacy Policy (Unaudited)

At Calamos Investments, we are committed to conducting ourselves with total integrity and to the highest standards of prudent business practice. Your financial privacy is an important part of these activities. Our Privacy Policy outlines the steps we take to protect your personal information. Preserving your trust and confidence reflects our dedication to maintaining long-term client relationships.

Why It Is Important We Share Our Privacy Policy

We believe that maintaining the privacy of your personal financial information is an essential piece of the service that we provide. This Privacy Policy explains how Calamos Investments handles your personal financial information, and the procedures that we follow to ensure your privacy.

What Types of Personal Information Does Calamos Investments Collect?

We collect information about you to help serve your financial needs, provide customer service, and fulfill various legal and regulatory requirements. The type of information that we collect from you will vary based upon the product or service that we provide, and may include:

•
Information included on applications, questionnaires, new account forms and other related forms such as your name, address, Social Security number, assets and income;
•
Information about your transactions with us such as purchases, sales, account balances, and bank account information;
•
Information provided or captured on our website; including any information captured on our website through the use of “cookies”.

How Does Calamos Investments Share Your Information?

First and foremost, Calamos Investments does not sell lists of client information, nor do we disclose client information to marketing companies, with the exception of companies we may hire to provide specific services for us, as described below. We do not disclose any of the information described above to anyone, except as provided by law. Specifically, Calamos Investments may share non-public personal information with our affiliates in the course of processing transactions, managing accounts on your behalf, or to inform you of products or services that we believe may be of interest to you. Additionally, we may share non-public personal information with the following types of third parties:

•
Our financial service providers such as custodians and transfer agents; and
•
Non-financial companies under servicing or joint marketing agreements, such as printing firms and mailing firms that may assist us in the distribution of investor materials.

In all cases, your information is strictly protected. These third parties are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. This policy applies to current and former clients. If you access our services or products through another financial intermediary, such as a wrap fee sponsor, your intermediary’s policy will govern how it uses your personal information.

Your Right to Opt Out

Calamos Investments does not sell or distribute non-public information to third parties, except as provided above. If, in the future, our policies were to change, you would be notified and provided an opportunity to opt out of our disclosing that information.

That is, you could tell us not to disclose the information to any other person or entity at any time. Also, if our policies were to change in the future and you are in a state that requires opting in to the sharing of your non-public information (such as Colorado, Connecticut or Virginia), you would be notified and asked to opt in.

Calamos Investments does not discriminate against clients who exercise any privacy rights, nor do we discriminate in responding to client requests for access to or deletion of their personal information.

How We Keep Your Information Secure and Confidential

In order to further protect you, Calamos Investments maintains strict internal security measures and monitors where your personal data is held. We restrict access to your personal and account information to those employees who need to know that information to service your account. We also maintain physical, electronic and procedural safeguards that comply with industry standards to guard our non-public personal information.

To protect your accounts online, encryption technology — such as Transport Layer Security — is used to prevent unauthorized access. Before accessing your accounts online, you are required to provide verification of who you are and a password/PIN number.

We request your help in this process by keeping your identification information and password/PIN number private and restricting access to your personal computer.

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND ANNUAL REPORT

Privacy Policy (Unaudited)

As a client of Calamos Investments, you can rely on our commitment to protect your personal information and privacy.

CALAMOS COMPANIES PROVIDING THIS NOTICE:

•
Calamos Advisors LLC
•
Calamos Advisors Trust
•
Calamos Financial Services LLC
•
Calamos Investment Trust
•
Calamos Wealth Management LLC
•
Calamos Convertible Opportunities and Income Fund
•
Calamos Convertible and High Income Fund
•
Calamos Dynamic Convertible and Income Fund
•
Calamos Global Dynamic Income Fund
•
Calamos Global Total Return Fund
•
Calamos Strategic Total Return Fund
•
Calamos Global Opportunities Fund LP
•
Calamos Long/Short Equity & Dynamic Income Trust
•
Calamos ETF Trust
•
Calamos Antetokounmpo Asset Management LLC
•
Calamos Antetokounmpo Sustainable Equities Trust
•
Calamos Aksia Alternative Credit and Income Fund
•
Calamos Aksia Private Equity and Alternatives Fund
•
Calamos Aksia Hedged Strategies Fund

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 866‑363‑9219. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 866.363.9219, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a‑2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.435.6152

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563‑2787

INVESTMENT SUB-ADVISOR:
Aksia LLC
New York, NY 10022

CUSTODIAN / ADMINISTRATIVE SERVICES:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202
800.435.6152

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Cohen & Company, Ltd.
Philadelphia, PA

LEGAL COUNSEL:
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103

HOW TO INVEST IN CAPVX

Unlike most private asset funds, Calamos Aksia Private Equity and Alternatives Fund does not require investor accreditation or qualification requirements. Investors can easily purchase fund shares on a daily basis.

Contact us to learn more:

866.363.9219

caminfo@calamos.com
https://www.acprivatemarkets.com/funds/CAPVX/

Calamos Financial Services LLC, Distributor
2020 Calamos Court | Naperville, IL 60563‑2787
866.363.9219 | www.calamos.com | caminfo@calamos.com

© 2026 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

© 2026 Aksia LLC. All Rights Reserved. Aksia® is a registered trademark of Aksia LLC.

PEAANR 12057 063026

ITEM 1(b).

Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, and principal accounting officer or controller, or person performing similar functions.

(b)	No response required.

(c)	The Registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d)	The Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)(1)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purposes of this N-CSR item: John Neal, Bjorn Forfang and Christopher Toub.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Fiscal Year Ended	June 30, 2026
Audit Fees(a)	$100,000
Audit-Related Fees(b)	$54,819
Tax Fees(c)	$34,730
All Other Fees(d)	$-
Total	$189,549

(a)	Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning.

(d)	All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)(1)	The Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the Registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the Registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations or financial reporting of the Registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the Registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

(e)(2)	No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g)	The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Year Ended	June 30, 2026
Registrant	$34,730
Investment Adviser	$-

(h)	No disclosures are required by this Item 4(h).

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The complete schedule of investments is included in the financial statements filed under Item 1 of the N-CSR.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Below is biographical information relating to the Fund’s portfolio managers as of the date of filing of the report:

Investment sourcing and investment decisions are primarily the responsibility of the Principal Sub Advisor’s portfolio managers, investment professionals and personnel. The Fund is also supported by the Advisor’s Investment Committee.

Below is biographical information relating to the Sub-Advisor’s Principals:

Kevin Hitchen, CFA, Managing Director, Co-Head of Private Equity, Aksia LLC

Kevin is a Managing Director and Co-Head of Private Equity and has over 17 years of investment experience. He leads the global private equity investment team, focusing on the oversight of sourcing and diligence of managers across the North American buyouts sector. Kevin also works with global investors focused on private equity, directing strategic portfolio construction, management, and providing customized investment decisions.

Prior to the Sub-Advisor’s acquisition of TorreyCove Capital Partners, Kevin was a Vice President, joining the firm in 2017. Prior to that, Kevin was an Associate Portfolio Manager for GC Investment Management, an affiliate of Golub Capital. Kevin also previously co-founded Localstake, an online investment platform offering private market investments and held investment analyst positions with the Indiana Public Retirement System and J.P. Morgan.

Kevin graduated cum laude from Butler University with a BS in Finance. He is a CFA charterholder.

Kyson Hawkins, Managing Director, Co-Head of Private Equity, Aksia LLC

Kyson is a Managing Director and Co-Head of Private Equity and has over 17 years of experience managing alternative investments and advising the implementation of co-investments in portfolios. He leads the global private equity investment team, focusing on the oversight of sourcing and diligence activities for private equity co-investments. Kyson also works with global investors focused on private equity, directing strategic portfolio construction, management, and providing customized investment decisions.

Prior to the Sub-Advisor’s acquisition of TorreyCove Capital Partners, Kyson was a Senior Vice President, joining the firm in 2014. While at TorreyCove, Kyson participated in all major investment functions pertaining to private equity co-investments. Prior to that, Kyson was a Manager at Macquarie Group where he led the diligence on co-investments, secondary transactions, and global private equity fund commitments. While at Macquarie, he was also responsible for portfolio management for two global private equity separate accounts and led direct investments on behalf of Macquarie’s balance sheet.

Kyson graduated magna cum laude from the University of San Diego with a BBA in Finance and Accounting. He holds an MBA with honors from the University of Chicago Booth School of Business.

Below is biographical information relating to the voting members of the Advisor’s Investment Committee:

David O’Donohue, Senior Vice President, Co-Head of Alternative Strategies, Senior Co-Portfolio Manager, Calamos

Mr. O’Donohue is responsible for portfolio management and investment research, focusing on the Market Neutral Income, Hedged Equity, and Merger Arbitrage strategies, as well as the Calamos Structured Protection ETFs™. He joined Calamos Advisors LLC in 2014. His investment industry experience of more than 25 years includes co-manager responsibilities at Hard Eight Futures, Forty4 Asset Management, Chicago Fundamental Investment Partners, Mulligan Partners LLC and Ritchie Capital. He began his career as a trader at SAM Investments. Mr. O’Donohue graduated from the University of Illinois with a BS in Finance.

Eli Pars, CFA, Co-CIO, Co-Head of Alternative Strategies, Co-Head of Convertible Strategies, and Sr. Co-Portfolio Manager, Calamos

As a Co-Chief Investment Officer, Mr. Pars is responsible for oversight of investment team resources, investment processes, performance and risk. As Co-Head of Alternative Strategies and Co-Head of Convertible Strategies, he manages investment team members and has portfolio management responsibilities for those investment verticals. He is a senior member of the investment team for the Calamos Structured Protection ETFs®. He is also a member of the Calamos Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment processes. Mr. Pars has more than 35 years of experience, including more than 15 at Calamos. Prior to returning to Calamos in 2013, he was a Portfolio Manager at Chicago Fundamental Investment Partners, where he co-managed a convertible arbitrage portfolio. Previously, he held senior roles at Mulligan Partners LLC, Ritchie Capital and SAM Investments/The Hampshire Company. Earlier in his career, Mr. Pars was a Vice President and Assistant Portfolio Manager at Calamos. He received a BA in English Literature from the University of Illinois and an MBA with a specialization in Finance from the University of Chicago Graduate School of Business.

Matthew Freund, CFA, Co-CIO, Head of Fixed Income Strategies, and Senior Co-Portfolio Manager, Calamos

As a Co-Chief Investment Officer, Mr. Freund is responsible for oversight of investment team resources, investment processes, performance and risk. He manages investment team members and has senior portfolio management responsibilities for a variety of fixed income and equity mutual funds and exchange-traded funds. He is also a member of the Calamos Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment processes. Mr. Freund joined Calamos in 2016 and has more than 35 years of industry experience. Prior to joining Calamos, he was Chief Investment Officer of USAA Investments, leading the teams responsible for the portfolio management of USAA's mutual funds and affiliated portfolios, including P&C and life insurance products, and overseeing more than $140 billion in assets. During this time, he also served as lead portfolio manager for several highly regarded fixed income mutual funds. Earlier in his career, Mr. Freund served as a senior investment analyst for MetLife in the Capital Markets Group. He received a BA in Accounting from Franklin & Marshall College and an MBA from Indiana University.

Michael Kassab, CFA, Senior Vice President, Chief Market Strategist, Co-Portfolio Manager, Calamos

As Chief Market Strategist, Mr. Kassab is responsible for analyzing global macro trends, formulating thematic investment ideas, and providing thoughtful analysis on asset allocation and portfolio construction for institutional and private wealth clients. He also serves as a co-portfolio manager for Calamos’ U.S. core equity strategies. Mr. Kassab joined the firm in 2014 and has more than 20 years of industry experience. Prior to joining Calamos, he held several senior positions with Credit Suisse, both within the U.S. Investment Strategy and Private Banking divisions. Earlier in his career, he served in senior investment roles at Dover Investment Management and Gabelli Asset Management. Mr. Kassab earned a B.S. in Accounting and Economics from Fairfield University and an M.B.A. in Finance from Columbia University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of June 30, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; the total assets of such companies, vehicles and accounts; and the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Other Accounts Managed by Portfolio Managers

As of June 30, 2026

				Assets Subject To
	Number Of	Assets Of Accounts	Accounts Subject	A Performance Fee
	Accounts	(In Millions)	To A Performance Fee	(In Millions)
Kevin Hitchen
Registered Investment Companies	1	$468.4	0	$0.0
Other Pooled Investment Vehicles	3	$153.8	0	$0.0
Other Accounts	2	$2,243.3	0	$0.0
Kyson Hawkins
Registered Investment Companies	1	$468.4	0	$0.0
Other Pooled Investment Vehicles	6	$1,142.5	3	$340.8
Other Accounts	0	$0.0	0	$0.0
David O’Donohue
Registered Investment Companies	41	$20,243.1	0	$0.0
Other Pooled Investment Vehicles	1	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0
Eli Pars
Registered Investment Companies	57	$38,191.0	2	$563.5
Other Pooled Investment Vehicles	5	$1,168.2	0	$0.0
Other Accounts	6,171	$5,503.5	0	$0.0
R. Matthew Freund
Registered Investment Companies	21	$20,080.3	0	$0.0
Other Pooled Investment Vehicles	2	$909.9	0	$0.0
Other Accounts	7,155	$6,612.0	0	$0.0
Michael Kassab
Registered Investment Companies	2	$496.7	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors, Aksia, or any of their affiliates.

The Registrant’s portfolio managers are responsible for managing the Registrant and other accounts, including separate accounts and unregistered funds.

Calamos Advisors’ Conflict Disclosure

The Fund's executive officers and Trustees, and the employees of the Advisor or Sub-Advisor, serve or may serve as officers, trustees or principals of Other Investment Vehicles that operate in the same or a related line of business as the Fund or of other Calamos- or Aksia-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Advisors or their affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced.

The Advisors are entities in which certain of the Fund's Trustees and officers may have indirect ownership and/or economic interests. The Advisor' or the Fund's officers, Trustees, principals or investment personnel may also have ownership interests in Other Investment Vehicles. Certain of the Fund's Trustees and officers also serve as officers or principals of other investment managers affiliated with the Advisors that currently, and may in the future, manage Other Investment Vehicles. In addition, certain of the Fund's officers and Trustees serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of Other Investment Vehicles. Accordingly, the Advisors and their respective affiliates may face conflicts in the allocation of investment opportunities among the Fund and other accounts advised by or affiliated with the Advisors or in which the officers, principals or investment personnel of the Advisors have economic interests and the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by the Advisors or their affiliates. However, the Advisors intend to allocate investment opportunities in a fair and equitable manner in accordance with their investment allocation policy, consistent with each Other Investment Vehicle's investment objective and strategies and legal and regulatory requirements.

The results of the Fund's investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of the Advisor achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity, and terms of the Fund's investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments, and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal, or issuer. In such cases, such party's interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests, or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisors), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Advisors or other funds managed by the Advisors or their affiliates. The Fund, the Advisor and the Sub-Advisor have received exemptive relief that would permit the Fund and certain co-investment affiliates to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund's ability to participate in a co-investment transaction.

The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund's creditworthiness.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with their fiduciary obligations.

Aksia’s Conflict Disclosure

As a registered investment adviser, Aksia is required to disclose and mitigate potential conflicts of interest. As such, Aksia has adopted policies and procedures that both identify and address potential conflicts, described in detail below:

a.            Allocation of Investment Opportunities: Aksia’s procedures require the objective allocation of general investment opportunities to ensure fair and equitable allocation among customized separate account and advisory client accounts (collectively, “Clients”). In the event there is limited capacity in a general investment opportunity in which multiple Clients are interested, Aksia will first evaluate the opportunity in light of the investment guidelines and restrictions relevant to each Client, in order to determine whether the opportunity could be suitable for the Client. Once Aksia has identified the Clients for which the opportunity may be suitable, Aksia will reach out to each Client (or in the case of an investment management Client, to the Aksia client team) to gauge such Client’s interest in investing. When Aksia has received responses from the identified Clients, Aksia will advise the underlying manager offering the general investment opportunity which of Aksia’s Clients are interested in investing in its vehicle and request that the manager determine the allocations to the various Aksia Clients. In the event that our aggregate client interest exceeds the available capacity, and the manager is unwilling to decide between eligible clients, Aksia will seek to split the capacity pro rata among interested and eligible discretionary and non-discretionary advisory clients.

With respect to co-investment opportunities (“Co-Investments”), Aksia will first compile a list of Advisory Clients for which (i) Aksia has an obligation to perform co-investment sourcing services and (ii) such opportunity is consistent with the relevant client’s co-investment program preferences (“Participating Clients”), subject to any limitations placed upon Aksia by the underlying manager offering the Co-Investment. Aksia will then submit an indication of interest to the manager, specifying a distinct amount of the opportunity to be made available for each client. In submitting an indication of interest, Aksia will communicate to the manager a desired allocation of the opportunity in respect of Discretionary Clients, as well as Non-Discretionary Clients who have communicated to Aksia a desire to participate in the opportunity and the amount thereof. In the event of a Co-Investment opportunity with scarce capacity, the underlying manager offering the Co-Investment opportunity will generally determine the allocations among Aksia’s relevant clients. If the underlying manager delegates full or partial authority to Aksia, Aksia will seek to allocate the investment to Participating Clients in a fair and equitable manner with a preference towards a pro rata allocation based on interest. Following such allocation, if there is an additional excess allocation remaining, such excess allocation may be offered to any client of Aksia or to any third party, in each case selected by Aksia in its sole discretion. The foregoing allocation policy with respect to Co-Investments does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is also not allocated or offered the opportunity directly by the manager.

Aksia acts as a discretionary investment manager to one or more Registered Investment Companies (each, a “Registered Fund’). Any Co-Investment opportunities in which both a Registered Fund and certain other Aksia Client funds invest must comply with either the exemptive relief Aksia has been granted by the SEC, or with SEC no-action guidance. The participation of a Registered Fund may impact the ability of the Registered Fund or of these certain Aksia Client funds to make an investment or a follow on investment. With respect to secondary opportunities (“Secondary”), Aksia will first compile a list of Advisory Clients for which (i) Aksia is specifically contractually obligated to perform Secondary sourcing services and (ii) such opportunity is consistent with the relevant client’s Secondary program preferences and capabilities. Once Aksia determines the interest for each Client, Aksia will seek to directly or indirectly allocate the opportunity among such Clients pro-rata based on interest. If the seller is unable to allocate the opportunity across multiple Clients, Aksia will use a rotation approach, and review the date of each eligible client’s most recent offer of a Secondary opportunity. The client with the most time elapsed since its last Secondary offer will be offered the Secondary opportunity. If such client is a Non-Discretionary Advisory Client, Aksia will request the seller’s permission to notify the relevant client of the opportunity so that the client will be able to consider submitting a bid on the opportunity. If, however, Aksia has discretionary authority with respect to such client, Aksia will determine whether to submit an offer on the client’s behalf. If the relevant client or Aksia, as applicable, chooses not to submit a bid in respect of such Secondary opportunity, then the process will be repeated with the next client based on the time elapsed since the last Secondary offer until a bid is submitted in respect of the opportunity, or all identified clients have been offered the opportunity. If a bid has still not been submitted in respect of such opportunity, the opportunity may then be offered to clients for which Aksia is not expressly contractually obligated to perform Secondary sourcing services but for whom such opportunity may not be consistent with the relevant client’s general investment preferences and capabilities. The foregoing allocation policy with respect to Secondaries does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is not also allocated or offered the opportunity directly by the manager.

b.            Performance-Based Fees and Side-by-Side Management: While most advisory clients choose to pay fixed or asset-based fees, some pay performance-based fees. In addition, amongst clients paying fixed or asset-based fees, some may pay higher fees than others. These different payment structures may give rise to a potential conflict of interest because Aksia may have an incentive to favor Client accounts that pay Aksia performance-based compensation or higher fees. Aksia is mindful of its obligation to act in the best interests of its advisory clients and has thus adopted policies and procedures designed to mitigate the potential conflicts of interest that relate to the management of multiple accounts, including accounts with differing fee arrangements.

Aksia employs a wide range of investment objectives and strategies for its Clients. These differing objectives and strategies raise potential conflicts of interest. For example, Aksia may evaluate the purchase of an investment opportunity for one Client account while simultaneously evaluating the sale of such opportunity for a different Client.

In specific instances, these differing strategies may result in Aksia buying and selling different securities and instruments within an issuer’s capital structure for different Clients. Accordingly, it is possible that one Client may acquire an instrument that is senior in the capital structure of an issuer relative to an instrument for a different Client that is more junior in the capital structure. In certain circumstances, such as if the credit quality of the issuer deteriorates, the Aksia may owe conflicting fiduciary duties to multiple Clients, in that action taken to protect the interest of one set of holders may be detrimental to, or conflict with the interests of, other holders of that issuer’s securities or instruments. When the Aksia causes its Clients to take opposite positions with respect to a particular security or investment, or to invest in securities of an issuer with varying seniority in the issuer’s capital structure, actions taken by the Aksia for one set of Clients may disadvantage other sets of Clients.

c.            Clients with Affiliated Investment Managers: Given that Aksia’s clients are large institutions there are certain circumstances where Aksia may recommend, purchase, or sell for its clients’ funds managed by investment managers that are affiliated with, managed or owned by clients of Aksia. Aksia has addressed this potential conflict of interest through the implementation of policies and procedures reasonably designed to ensure that its activities are carried out in compliance with applicable regulatory requirements and in the best interests of clients. For example, if Aksia were to recommend an investment with an investment manager that Aksia knew was affiliated with an Aksia client, Aksia would fully disclose the relationship in its due diligence report. In addition, the potential investment would be subjected to Aksia’s extensive due diligence process, which includes multiple layers of review by multiple individuals.

d.            Investing in Securities Recommended to Clients: From time to time, Aksia may form investment vehicles owned by Aksia, its members, its employees and/or its affiliates, that invest (directly or indirectly) in certain Clients to which it provides investment management services (a “GP Commitment”). This arrangement creates a conflict of interest because Aksia or its related persons has an incentive to favor Clients in which it owns a financial interest over its other Clients. Aksia addresses this potential conflict of interest via the implementation of its policies and procedures relating to the allocation of investment opportunities. In addition, certain of Aksia’s investment management clients have made seed investments in funds in return for fee savings or revenue participation (“Client Affiliated Managers”). To the extent that investment management clients in which Aksia has made a GP Commitment have made seed investments in funds of Client Affiliated Managers, Aksia will benefit economically from profits earned by such investment management clients, in addition to the fees that Aksia directly earns from its investment management clients. This poses a conflict of interest for Aksia in its recommendations to its clients. To mitigate this conflict, Aksia will disclose its pecuniary interest in such Client Affiliated Managers to its clients and take other steps to maintain Aksia’s objectivity. Clients can also instruct Aksia to avoid making investment allocations to Client Affiliated Managers.

e.            Gifts and Business Entertainment, Including Co-Hosting Events: In the ordinary course of business, Aksia personnel may receive and provide gifts and business entertainment. Such gifts and entertainment are strictly monitored by Aksia’s compliance team and governed by the respective firm’s Compliance Manual and Code of Ethics. In addition, Aksia hosts investor events and roundtables where investment managers may serve as panelists or co-hosts of such events. Aksia does not receive any compensation for such events and co-sponsored events are disclosed to attendees. Aksia attempts to mitigate any potential conflict arising from any manager recommendation by ensuring that all recommended funds undergo full due diligence prior to recommendation.

(a)(3)

Calamos' Compensation of Portfolio Managers

Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for the Calamos Long-Term Incentive ("LTI") program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Advisor's strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period.

Aksia's Compensation of Portfolio Managers

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of Calamos Advisors are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

(a)(4)	As of June 30, 2026, the end of the Registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Registrant is shown below:

PORTFOLIO MANAGER	AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
Kevin Hitchen	$100,001-$500,000
Kyson Hawkins	$100,001-$500,000
David O’Donohue	$100,001-$500,000
Eli Pars	$100,001-$500,000
Matthew Freund	$100,001-$500,000
Michael Kassab	$100,001-$500,000

(b)            Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Code of Ethics.

(a)(2)	Not applicable.

(a)(3)(i)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(ii)	Proxy Voting Policies and Procedures

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Aksia Private Equity and Alternatives Fund

By:	/s/ Dan Dufresne
	Name:	Dan Dufresne
	Title:	Principal Executive Officer
	Date:	September 3, 2026

By:	/s/ Thomas E. Herman
	Name:	Thomas E. Herman
	Title:	Principal Financial Officer
	Date:	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Dan Dufresne
	Name:	Dan Dufresne
	Title:	Principal Executive Officer
	Date:	September 3, 2026

By:	/s/ Thomas E. Herman
	Name:	Thomas E. Herman
	Title:	Principal Financial Officer
	Date:	September 3, 2026